UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05034

Salomon Funds Trust
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
 (Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Salomon Brothers Asset Management Inc
300 First Stamford Place
Stamford, CT 06902
 (Name and address of agent for service)

Registrant's telephone number, including area code: (800) 725-6666

Date of fiscal year end:  December 31
Date of reporting period: December 31, 2003

ITEM 1.  REPORT TO STOCKHOLDERS.

         The Annual Report to Stockholders is filed herewith.




December 31, 2003
ANNUAL
REPORT



--------------------------------------------------------------------------------

                        Salomon Brothers Asset Management

--------------------------------------------------------------------------------





                                       o  National Tax Free Bond Fund
                                       o  California Tax Free Bond Fund
Salomon Brothers                       o  New York Tax Free Bond Fund
                                       o  Mid Cap Fund




================
    SALOMON
----------------
    BROTHERS
================
ASSET MANAGEMENT


                         -------------------------------------------------------
                         NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
                         -------------------------------------------------------

Table of Contents


Letter from the Chairman ....................................................  1

Salomon Funds Trust

   National Tax Free Bond Fund:

     Manager Overview .......................................................  2

     Fund Performance .......................................................  4

   California Tax Free Bond Fund:

     Manager Overview .......................................................  5

     Fund Performance .......................................................  7

   New York Tax Free Bond Fund:

     Manager Overview .......................................................  8

     Fund Performance ....................................................... 10

   Mid Cap Fund:

     Manager Overview ....................................................... 11

     Fund Performance ....................................................... 13

Schedules of Investments .................................................... 15

Statements of Assets and Liabilities ........................................ 26

Statements of Operations .................................................... 27

Statements of Changes in Net Assets ......................................... 28

Notes to Financial Statements ............................................... 30

Financial Highlights ........................................................ 38

Independent Auditors' Report ................................................ 46

Additional Information ...................................................... 47

Tax Information ............................................................. 50

Letter from the Chairman



[PHOTO OMITTED]

R. JAY GERKEN, CFA
Chairman and President




DEAR SHAREHOLDER,

The year began with investors uneasy that the potential conflict with Iraq might exacerbate an already weak economy. Accordingly, investors continued to seek the safer havens of fixed-income investments, which continued to appreciate in price, supported by this robust demand. However, once evidence of sustainable economic improvement emerged in the second half of the year, the stock market began to improve, prompting a renewed interest in equity investments and corporate bonds. However, the market's advance was generally led by the riskiest securities -- small-cap stocks, stocks with high operating and financial leverage, and high-yield corporate bonds -- that had experienced the greatest price losses during the previous bear market. With short-term interest rates hovering near historical lows and investor attention turning back to equities, by the end of the year the more interest-rate sensitive areas of the fixed-income market had lost most of the price gains they previously had garnered.

Please read on for a more detailed look at prevailing economic and market conditions during the fund's fiscal year and to learn how those conditions and changes made to the portfolio during this time may have affected the performance of your fund.

INFORMATION ABOUT YOUR FUND

In recent months several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The funds' Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the funds' response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The funds have been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

As always thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,


/s/ R. Jay Gerken

R. Jay Gerken, CFA
Chairman and President


JANUARY 20, 2004

--------------------------------------------------------------------------------
SALOMON FUNDS TRUST
National Tax Free Bond Fund
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

PERFORMANCE SNAPSHOT
AS OF DECEMBER 31, 2003 (UNAUDITED)
(EXCLUDING SALES CHARGES)

--------------------------------------------------------------------------------
                                                     6 MONTHS    12 MONTHS
--------------------------------------------------------------------------------
  Class A Shares                                       0.84%       5.07%
--------------------------------------------------------------------------------
  Lehman Brothers
    Municipal 4 Years
    Plus Bond Index                                    1.53%       5.81%
--------------------------------------------------------------------------------
  Lipper General
    Municipal Debt
    Funds Category Average                             1.33%       4.75%
--------------------------------------------------------------------------------

ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. Principal value and investment returns will fluctuate and investors' shares, when redeemed, may be worth more or less than their original cost.

Class A shares returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class B shares returned 0.55%, Class 2 shares returned 0.60% and Class O shares returned 1.06% over the six months ended December 31, 2003. Excluding sales charges, Class B shares returned 4.35%, Class 2 shares returned 4.53% and Class O shares returned 5.48% over the 12 months ended December 31, 2003. If sales charges had been included, returns would have been lower.

All index performance reflects no deduction for fees, expenses or taxes. The Lehman Brothers Municipal 4 Years Plus Bond Index is a broad measure of the municipal bond market with maturities of at least four years. Please note that an investor cannot invest directly in an index.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2003, calculated among the 299 funds for the six-month period and among the 296 funds for the 12-month period in the fund's Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

Certain investors may be subject to the federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax adviser.
--------------------------------------------------------------------------------


PERFORMANCE REVIEW

For the 12 months ended December 31, 2003, Class A shares of the Salomon Brothers National Tax Free Bond Fund, excluding sales charges, returned 5.07%. These shares underperformed the fund's unmanaged benchmark, the Lehman Brothers Municipal 4 Years Plus Bond Index(i), which returned 5.81% for the same period. However, they outperformed the fund's Lipper general municipal debt funds category average, which was 4.75% for the same period.(1)

Certain investors may be subject to the federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax adviser.

MUNICIPAL BONDS CONTINUED TO COMMAND INVESTOR INTEREST

The year began with uneven prospects for an economic recovery, heightened concerns about terrorism and war, and volatility in the embattled stock markets. In addition, many states and municipalities faced widening budget deficits in the weak economy, causing them to increase their borrowing activity in the tax-exempt bond market. In fact, state and local governments issued more than $380 billion of debt in 2003 to fund new projects and refinance outstanding bonds, exceeding the record set in 2002. Although a rising supply of bonds typically puts downward pressure on bond yields, investor interest in tax-exempt securities did not diminish during the first quarter of the year.

Demand for municipal bonds remained strong during the second quarter as well, even when signs of potential economic growth began to appear, major combat in Iraq ended quickly and a sustained stock market rally started. Indeed, many investors remained attracted to bonds because they believed that the Fed would continue to reduce short-term interest rates to stimulate renewed economic growth. As a result, municipal bonds continued to rally in advance of the Fed's rate cut in late June, its thirteenth since January 2001, which drove the federal funds rate(ii) to a 45-year low of 1%.

The impact of the Fed's rate cuts became more apparent during the second half of 2003, when the economy and stock market gained considerable strength. In fact, in July, investors' concerns about the potential implications of a recovering economy on inflation caused one of the most severe six-week declines in the history of the municipal bond market. The bond market recovered fitfully during the fall, as investors recognized that the labor markets

(1) Lipper, Inc. is a major independent mutual-fund tracking organization. Average annual returns are based on the 12-month period ended December 31, 2003, calculated among the 296 funds in the fund's Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

continued to be relatively weak and the Fed remained committed to maintaining low interest rates "for a considerable period."

Although these influences created heightened market volatility over the near term, municipal bond yields ended the year roughly unchanged from where they began, and 2003 represented yet another year of positive returns for the tax-exempt market.

DEFENSIVE POSITIONING HELPS CUSHION VOLATILITY

In this volatile investment climate, we maintained a generally defensive investment posture. For example, we focused on high-quality securities, including general obligation bonds that are backed by the taxation authority of the states that issue them. We also invested a significant portion of the fund's assets in "pre-refunded bonds," which are seasoned bonds for which reserves have been set aside for their redemption on their earliest available "call" dates. Because the money set aside to refund these bonds is invested in U.S. Treasury securities in the meantime, investors consider them to have very strong credit characteristics.

In addition, we tended to favor securities that were selling at a premium to their face values. Historically, such structures have held more of their value during market declines. Conversely, the fund held relatively few corporate-backed bonds issued on behalf of airlines or bonds backed by the states' settlement of litigation with the nation's tobacco companies. Although these types of bonds gained value over the year, their prices were highly volatile.

As of year-end, we have continued to position the fund relatively defensively. Given the potential for higher interest rates in 2004, we believe this remains a prudent strategy.

Thank you for your investment in Salomon Brothers National Tax Free Bond Fund. We appreciate that you have entrusted us to manage your money, and we value our relationship with you.

Sincerely,


/s/ Robert E. Amodeo              /s/ John Mooney

Robert E. Amodeo                  John Mooney
Co-Portfolio Manager              Co-Portfolio Manager

JANUARY 20, 2004


The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2003 and are subject to change. Please refer to pages 15 and 16 for a list and percentage breakdown of the fund's holdings.

All index performance reflects no deduction for fees, expenses or taxes.

(i) The Lehman Brothers Municipal 4 Years Plus Bond Index is a broad measure of the municipal bond market with maturities of at least four years. Please note that an investor cannot invest directly in an index.

(ii) The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The federal funds rate often points to the direction of U.S. interest rates.

--------------------------------------------------------------------------------
SALOMON FUNDS TRUST
National Tax Free Bond Fund
--------------------------------------------------------------------------------


HISTORICAL PERFORMANCE (UNAUDITED)
NATIONAL TAX FREE BOND FUND -- CLASS A SHARES
COMPARISON OF $10,000 INVESTMENT IN THE FUND WITH
THE LEHMAN BROTHERS MUNICIPAL 4 YEARS PLUS BOND INDEX

        [The table below represents a line chart in the printed report.]

                                                       Lehman Brothers Municipal
                                                             4 Years Plus
                          National Tax Free Bond Fund         Bond Index
                          ---------------------------  -------------------------
Bond Index
8/17/95                            9597                           10000
12/95                              10310                          10650
12/96                              10651                          11124
12/97                              11871                          12208
12/98                              13064                          13029
12/99                              12560                          12638
12/00                              14079                          14269
12/01                              14557                          14973
12/02                              16073                          16509
12/31/2003                         16888                          17469

Past performance is not predictive of future performance. The performance above reflects returns after deduction of applicable maximum sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The graph above depicts the performance of the National Tax Free Bond Fund versus the Lehman Brothers Municipal 4 Years Plus Bond Index.(1) It is important to note that the National Tax Free Bond Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2003+ (UNAUDITED)
--------------------------------------------------------------------------------
                                                                 SINCE INCEPTION
  CLASS A SHARES           TWELVE MONTHS  THREE YEAR  FIVE YEAR     (8/17/95)
--------------------------------------------------------------------------------
  WITHOUT SALES CHARGES(2)     5.07%       6.25%       5.27%         6.98%
--------------------------------------------------------------------------------
  WITH SALES CHARGES(3)        0.88%       4.81%       4.41%         6.46%
--------------------------------------------------------------------------------
                                                                SINCE INCEPTION
  CLASS B SHARES                                                   (10/12/01)
--------------------------------------------------------------------------------
  WITHOUT SALES CHARGES(2)     4.35%        N/A         N/A          5.23%
--------------------------------------------------------------------------------
  WITH SALES CHARGES(3)       -0.65%        N/A         N/A          3.95%
--------------------------------------------------------------------------------
                                                                SINCE INCEPTION
  CLASS 2 SHARES                                                   (11/19/01)
--------------------------------------------------------------------------------
  WITHOUT SALES CHARGES(2)     4.53%        N/A         N/A          5.74%
--------------------------------------------------------------------------------
  WITH SALES CHARGES(3)        3.53%        N/A         N/A          5.74%
--------------------------------------------------------------------------------
                                                                SINCE INCEPTION
  CLASS O SHARES                                                   (11/19/01)
--------------------------------------------------------------------------------
  WITHOUT SALES CHARGES(2)     5.48%        N/A         N/A          6.57%
--------------------------------------------------------------------------------
  WITH SALES CHARGES(3)        5.48%        N/A         N/A          6.57%
--------------------------------------------------------------------------------

                         See page 14 for all footnotes.

--------------------------------------------------------------------------------
SALOMON FUNDS TRUST
California Tax Free Bond Fund
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PERFORMANCE SNAPSHOT
AS OF DECEMBER 31, 2003 (UNAUDITED)
(EXCLUDING SALES CHARGES)

--------------------------------------------------------------------------------
                                                     6 MONTHS    12 MONTHS
--------------------------------------------------------------------------------
    Class A Shares                                     0.68%       4.40%
--------------------------------------------------------------------------------
    Lehman Brothers
      California 4 Years
      Plus Index                                       1.52%       5.22%
--------------------------------------------------------------------------------
    Lipper California
      Municipal Debt
      Funds Category Average                           1.19%       4.24%
--------------------------------------------------------------------------------

ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. Principal value and investment returns will fluctuate and investors' shares, when redeemed, may be worth more or less than their original cost.

Class A shares returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class B shares returned 0.38%, Class 2 shares returned 0.42% and Class O shares returned 0.81% over the six months ended December 31, 2003. Excluding sales charges, Class B shares returned 3.70%, Class 2 shares returned 3.86% and Class O shares returned 4.76% over the 12 months ended December 31, 2003. If sales charges had been included, returns would have been lower.

All index performance reflects no deduction for fees, expenses or taxes. The Lehman Brothers California 4 Years Plus Index is a broad-based index of California municipal bonds with a maturity of greater than 4 years. Please note that an investor cannot invest directly in an index.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2003, calculated among the 128 funds for the six-month period and among the 125 funds for the 12-month period in the fund's Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

Certain investors may be subject to the federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax adviser.
--------------------------------------------------------------------------------

PERFORMANCE REVIEW

For the 12 months ended December 31, 2003, Class A shares of the Salomon Brothers California Tax Free Bond Fund, excluding sales charges, returned 4.40%. These shares underperformed the fund's unmanaged benchmark, the Lehman Brothers California 4 Years Plus Index(i), which returned 5.22% for the same period. However, they outperformed the fund's Lipper California municipal debt funds category average, which was 4.24% for the same period.(1)

Certain investors may be subject to the federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax adviser.

MUNICIPAL BONDS CONTINUED TO COMMAND INVESTOR INTEREST

The year began with uneven prospects for an economic recovery, heightened concerns about terrorism and war, and volatility in the embattled stock markets. In addition, many states and municipalities faced widening budget deficits in the weak economy, causing them to increase their borrowing activity in the tax-exempt bond market. In fact, state and local governments throughout the United States issued more than $380 billion of debt in 2003 to fund new projects and refinance outstanding bonds, exceeding the record set in 2002. California's economy was hit particularly hard during the economic downturn, as the slump in Silicon Valley and the lingering effects of the state's 2001 energy crisis took their toll. To fund its budget gap, which was the largest of any state by a wide margin, California so far has relied primarily on issuance of tax-exempt securities. In addition, the state's fiscal problems were intensified by the controversy surrounding the recall of former Governor Gray Davis and the election of his successor, Arnold Schwarzenegger. As a result, some of the major independent credit rating agencies downgraded California's credit rating in 2003.

The rising supply of new securities put upward pressure on California bond yields, causing their prices to decline and erasing the yield premium that California bonds historically have commanded. Nonetheless, investor interest in tax-exempt securities overall did not diminish during the first half of the year, even when signs of potential economic growth began to appear, major combat in Iraq ended quickly and a sustained stock market rally started. Indeed, many investors remained attracted to bonds because they believed that the Fed would continue to


(1) Lipper, Inc. is a major independent mutual-fund tracking organization. Average annual returns are based on the 12-month period ended December 31, 2003, calculated among the 125 funds in the fund's Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

reduce short-term interest rates to stimulate renewed economic growth. As a result, municipal bonds continued to rally in advance of the Fed's rate cut in late June, its thirteenth since January 2001, which drove the federal funds rate(ii) to a 45-year low of 1%.

The impact of the Fed's rate cuts became more apparent during the second half of 2003, when the economy and stock market gained considerable strength. In fact, in July, investors' concerns about the potential implications of a recovering economy on inflation caused one of the most severe six-week declines in the history of the municipal bond market. The bond market recovered fitfully during the fall, as investors recognized that the labor markets continued to be relatively weak and the Fed remained committed to maintaining low interest rates "for a considerable period."

Although these influences created heightened market volatility over the near term, municipal bond yields ended the year roughly unchanged from where they began, and 2003 represented yet another year of positive returns for the tax-exempt market.

DEFENSIVE POSITIONING HELPS CUSHION VOLATILITY

In this volatile investment climate, we maintained a generally defensive investment posture. For example, we focused on high-quality securities, including securities backed by revenue from essential services and bonds enhanced by insurance or bank letters of credit. Because of its fiscal problems, we generally avoided the state's unsecured debt, preferring tax-exempt securities from school districts that, in our judgment, are less impacted by state aid. Finally, we found a number of attractive opportunities in bonds issued by Puerto Rico, which generally are exempt from federal, state and local income taxes for U.S. residents.

In addition, we tended to favor securities that were selling at a premium to their face values. Historically, such securities have held more of their value during market declines. Conversely, the fund held relatively few corporate-backed bonds issued on behalf of airlines or bonds backed by California's settlement of litigation with the nation's tobacco companies. Although these types of bonds gained value over the year, their prices were highly volatile.

As of year-end, we have continued to position the fund relatively defensively. Given the potential for higher interest rates in 2004, we believe this remains a prudent strategy.

Thank you for your investment in Salomon Brothers California Tax Free Bond Fund. We appreciate that you have entrusted us to manage your money, and we value our relationship with you.

Sincerely,


/s/ Robert E. Amodeo              /s/ John Mooney

Robert E. Amodeo                  John Mooney
Co-Portfolio Manager              Co-Portfolio Manager

JANUARY 20, 2004


The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2003 and are subject to change. Please refer to page 17 for a list and percentage breakdown of the fund's holdings.

All index performance reflects no deduction for fees, expenses or taxes.

(i) The Lehman Brothers California 4 Years Plus Index is a broad-based index of California municipal bonds with a maturity of greater than 4 years. Please note that an investor cannot invest directly in an index.

(ii) The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The federal funds rate often points to the direction of U.S. interest rates.

--------------------------------------------------------------------------------
SALOMON FUNDS TRUST
California Tax Free Bond Fund
--------------------------------------------------------------------------------


HISTORICAL PERFORMANCE (UNAUDITED)
CALIFORNIA TAX FREE BOND FUND -- CLASS A SHARES
COMPARISON OF $10,000 INVESTMENT IN THE FUND WITH THE LEHMAN BROTHERS CALIFORNIA 4 YEARS PLUS INDEX

        [The table below represents a line chart in the printed report.]

                                                      Lehman Brothers California
                  California Tax Free Bond Fund          4 Years Plus Index
                  -----------------------------       -----------------------
11/2/98                     9597                                10000
12/98                       9714                                10050
12/99                       9467                                9682
12/00                       10823                               11035
12/01                       11128                               11594
12/02                       12071                               12632
12/31/2003                  12602                               13292


Past performance is not predictive of future performance. The performance above reflects returns after deduction of applicable maximum sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The graph above depicts the performance of the California Tax Free Bond Fund versus the Lehman Brothers California 4 Years Plus Index.(4) It is important to note that the California Tax Free Bond Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2003+ (UNAUDITED)
--------------------------------------------------------------------------------
                                                                SINCE INCEPTION
  CLASS A SHARES          TWELVE MONTHS  THREE YEAR  FIVE YEAR     (11/2/98)
--------------------------------------------------------------------------------
  WITHOUT SALES CHARGES(2)    4.40%        5.20%       5.34%         5.42%
--------------------------------------------------------------------------------
  WITH SALES CHARGES(3)       0.25%        3.78%       4.49%         4.58%
--------------------------------------------------------------------------------
                                                                SINCE INCEPTION
  CLASS B SHARES                                                   (10/5/01)
--------------------------------------------------------------------------------
  WITHOUT SALES CHARGES(2)    3.70%         N/A         N/A          3.87%
--------------------------------------------------------------------------------
  WITH SALES CHARGES(3)      -1.30%         N/A         N/A          2.58%
--------------------------------------------------------------------------------
                                                                SINCE INCEPTION
  CLASS 2 SHARES                                                   (9/9/02)
--------------------------------------------------------------------------------
  WITHOUT SALES CHARGES(2)    3.86%         N/A         N/A          2.71%
--------------------------------------------------------------------------------
  WITH SALES CHARGES(3)       2.86%         N/A         N/A          2.71%
--------------------------------------------------------------------------------
                                                                SINCE INCEPTION
  CLASS O SHARES                                                   (10/8/02)
--------------------------------------------------------------------------------
  WITHOUT SALES CHARGES(2)    4.76%         N/A         N/A          3.20%
--------------------------------------------------------------------------------
  WITH SALES CHARGES(3)       4.76%         N/A         N/A          3.20%
--------------------------------------------------------------------------------

                         See page 14 for all footnotes.

--------------------------------------------------------------------------------
SALOMON FUNDS TRUST
New York Tax Free Bond Fund
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

PERFORMANCE SNAPSHOT
AS OF DECEMBER 31, 2003 (UNAUDITED)
(EXCLUDING SALES CHARGES)

--------------------------------------------------------------------------------
                                                     6 MONTHS   12 MONTHS
--------------------------------------------------------------------------------
    Class A Shares                                     0.83%       4.77%
--------------------------------------------------------------------------------
    Lehman Brothers
      Municipal Bond
      Index                                            1.45%       5.31%
--------------------------------------------------------------------------------
    Lipper New York
      Municipal Debt
      Funds Category Average                           1.49%       4.78%
--------------------------------------------------------------------------------

ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. Principal value and investment returns will fluctuate and investors' shares, when redeemed, may be worth more or less than their original cost.

Class A shares returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class B shares returned 0.37%, Class 2 shares returned 0.58% and Class O shares returned 0.96% over the six months ended December 31, 2003. Excluding sales charges, Class B shares returned 3.94%, Class 2 shares returned 4.18% and Class O shares returned 4.99% over the 12 months ended December 31, 2003. If sales charges had been included, returns would have been lower.

All index performance reflects no deduction for fees, expenses or taxes. The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year. Please note that an investor cannot invest directly in an index.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2003, calculated among the 106 funds for the six- and 12-month periods in the fund's Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

Certain investors may be subject to the federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax adviser.
--------------------------------------------------------------------------------


PERFORMANCE REVIEW

For the 12 months ended December 31, 2003, Class A shares of the Salomon Brothers New York Tax Free Bond Fund, excluding sales charges, returned 4.77%. These shares underperformed the fund's unmanaged benchmark the Lehman Brothers Municipal Bond Index(i), which returned 5.31% for the same period. However, they essentially matched the fund's Lipper New York municipal debt funds category average, which was 4.78% for the same period.(1)

Certain investors may be subject to the federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax adviser.

MUNICIPAL BONDS CONTINUED TO COMMAND INVESTOR INTEREST

The year began with uncertain prospects for an economic recovery, heightened concerns about terrorism and war, and volatility in the embattled stock markets. In addition, many states and municipalities faced widening budget deficits in the weak economy, causing them to increase their borrowing activity in the tax-exempt bond market. In fact, state and local governments throughout the United States issued more than $380 billion of debt in 2003 to fund new projects and refinance outstanding bonds, exceeding the record set in 2002. New York's economy was hit particularly hard during the economic downturn, as the slump on Wall Street and the lingering effects of the September 11 terrorist attacks took their toll. While New York also increased its issuance of tax-exempt bonds, the state closed its budget gaps primarily through spending cuts and higher fees and taxes.

Although a rising supply of bonds typically puts downward pressure on bond yields, investor interest in tax-exempt securities did not diminish during the first quarter of the year. Demand for municipal bonds remained strong during the second quarter as well, even when signs of potential economic growth began to appear, major combat in Iraq ended quickly and a sustained stock market rally took hold. Indeed, many investors remained attracted to both taxable and tax-exempt bonds because they believed that the Fed would continue to reduce short-term interest rates to stimulate renewed economic growth. As a result, municipal bonds continued to rally in advance of the Fed's rate cut in late June, its thirteenth since January 2001, which drove the


(1) Lipper, Inc. is a major independent mutual-fund tracking organization. Average annual returns are based on the 12-month period ended December 31, 2003, calculated among the 106 funds in the fund's Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

federal funds rate(ii) to a 45-year low of 1%.

The impact of the Fed's rate cuts became more apparent during the second half of 2003, when the economy and stock market gained considerable strength. In fact, in July, investors' concerns about the potential implications of a recovering economy on inflation caused one of the most severe six-week declines in the history of the municipal bond market. The bond market recovered fitfully during the fall, as investors recognized that the labor markets continued to be relatively weak and the Fed remained committed to maintaining low interest rates "for a considerable period."

Although these influences created heightened market volatility over the near term, municipal bond yields ended the year roughly unchanged from where they began, and 2003 represented yet another year of positive returns for the tax-exempt market.

DEFENSIVE POSITIONING HELPS CUSHION VOLATILITY

In this volatile investment climate, we maintained a generally defensive investment posture. For example, we focused on high-quality securities, including general obligation bonds that are backed by New York's taxation authority. We also invested a significant portion of the fund's assets in "pre-refunded bonds," which are bonds for which reserves have been set aside for their redemption on their earliest available "call" dates. Because the money set aside to refund these bonds is invested in U.S. Treasury securities in the meantime, investors consider them to have very strong credit characteristics. On the other hand, we tended to underweight bonds issued by New York City, primarily because we regarded their prices as relatively expensive, and we found more attractive opportunities elsewhere, including bonds issued by Puerto Rico. Municipal bonds issued by U.S. territories generally are exempt from federal, state and local income taxes for U.S. residents.

In addition, we tended to favor securities that were selling at a premium to their face values. Historically, such securities have held more of their value during market declines. Conversely, the fund held relatively few corporate-backed bonds issued on behalf of airlines or bonds backed by New York's settlement of litigation with the nation's tobacco companies. Although these types of bonds gained value over the year, their prices were highly volatile.

As of year-end, we have continued to position the fund relatively defensively. Given the potential for higher interest rates in 2004, we believe this remains a prudent strategy.

Thank you for your investment in Salomon Brothers New York Tax Free Bond Fund. We appreciate that you have entrusted us to manage your money, and we value our relationship with you.

Sincerely,


/s/ Robert E. Amodeo              /s/ John Mooney

Robert E. Amodeo                  John Mooney
Co-Portfolio Manager              Co-Portfolio Manager

JANUARY 20, 2004


The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2003 and are subject to change. Please refer to pages 18 and 19 for a list and percentage breakdown of the fund's holdings.

All index performance reflects no deduction for fees, expenses or taxes.

(i) The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year. Please note that an investor cannot invest directly in an index.

(ii) The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The federal funds rate often points to the direction of U.S. interest rates.

--------------------------------------------------------------------------------
SALOMON FUNDS TRUST
New York Tax Free Bond Fund
--------------------------------------------------------------------------------

HISTORICAL PERFORMANCE (UNAUDITED)
NEW YORK TAX FREEBOND FUND -- CLASS A SHARES
COMPARISON OF $10,000 INVESTMENT IN THE FUND WITH THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

        [The table below represents a line chart in the printed report.]

                                                       Lehman Brothers Municipal
                     New York Tax Free Bond Fund               Bond Index
                     ---------------------------       -------------------------
12/93                         9600                                10000
12/94                         8883                                9483
12/95                         10472                               11139
12/96                         10787                               11632
12/97                         11825                               12702
12/98                         12640                               13525
12/99                         12168                               13248
12/00                         13573                               14796
12/01                         14023                               15554
12/02                         15460                               17049
12/03                         16197                               17955


Past performance is not predictive of future performance. The performance above reflects returns after deduction of applicable maximum sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The graph above depicts the performance of the New York Tax Free Bond Fund versus the Lehman Brothers Municipal BondIndex. It is important to note that the New York Tax Free Bond Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2003+ (UNAUDITED)
--------------------------------------------------------------------------------
                              TWELVE    THREE    FIVE    TEN    SINCE INCEPTION
  CLASS A SHARES              MONTHS     YEAR    YEAR    YEAR      (9/7/86)
--------------------------------------------------------------------------------
  WITHOUT SALES CHARGES(2)     4.77%     6.07%   5.08%   5.37%       6.46%
--------------------------------------------------------------------------------
  WITH SALES CHARGES(3)        0.58%     4.64%   4.23%   4.94%       6.21%
--------------------------------------------------------------------------------
                                                                SINCE INCEPTION
  CLASS B SHARES                                                   (11/19/01)
--------------------------------------------------------------------------------
  WITHOUT SALES CHARGES(2)     3.94%      N/A     N/A     N/A        5.32%
--------------------------------------------------------------------------------
  WITH SALES CHARGES(3)       -1.06%      N/A     N/A     N/A        3.98%
--------------------------------------------------------------------------------
                                                                SINCE INCEPTION
  CLASS 2 SHARES                                                   (7/19/02)
--------------------------------------------------------------------------------
  WITHOUT SALES CHARGES(2)     4.18%      N/A     N/A     N/A        5.19%
--------------------------------------------------------------------------------
  WITH SALES CHARGES(3)        3.18%      N/A     N/A     N/A        5.19%
--------------------------------------------------------------------------------
                                                                SINCE INCEPTION
  CLASS O SHARES                                                   (10/29/01)
--------------------------------------------------------------------------------
  WITHOUT SALES CHARGES(2)     4.99%      N/A     N/A     N/A        6.08%
--------------------------------------------------------------------------------
  WITH SALES CHARGES(3)        4.99%      N/A     N/A     N/A        6.08%
--------------------------------------------------------------------------------

                         See page 14 for all footnotes.

--------------------------------------------------------------------------------
SALOMON FUNDS TRUST
Mid Cap Fund
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

PERFORMANCE SNAPSHOT
AS OF DECEMBER 31, 2003 (UNAUDITED)
(EXCLUDING SALES CHARGES)

--------------------------------------------------------------------------------
                                                     6 MONTHS    12 MONTHS
--------------------------------------------------------------------------------
    Class O Shares                                     17.22%      28.65%
--------------------------------------------------------------------------------
    S&P MidCap
      400 Index                                        20.64%      35.62%
--------------------------------------------------------------------------------
    Lipper Mid-Cap
      Core Funds
      Category Average                                 19.63%      35.75%
--------------------------------------------------------------------------------

ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. Principal value and investment returns will fluctuate and investors' shares, when redeemed, may be worth more or less than their original cost.

Class O shares have no initial or contingent deferred sales charges. Class O shares are only available to existing Class O shareholders. Excluding sales charges, Class A shares returned 16.89%, Class B shares returned 16.42% and Class 2 shares returned 16.43% over the six months ended December 31, 2003. Excluding sales charges, Class A shares returned 28.15%, Class B shares returned 27.18% and Class 2 shares returned 27.15% over the 12 months ended December 31, 2003. If sales charges had been included, returns would have been lower.

All index performance reflects no deduction for fees, expenses or taxes. The S&P MidCap 400 Index is a market-value weighted index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. An investor cannot invest directly in an index.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2003, calculated among the 315 funds for the six-month period and among the 313 funds for the 12-month period in the fund's Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.
--------------------------------------------------------------------------------


PERFORMANCE REVIEW

For the 12 months ended December 31, 2003, Class O shares of the Salomon Brothers Mid Cap Fund, excluding sales charges, returned 28.65%. These shares underperformed the fund's unmanaged benchmark, the S&P MidCap 400 Index(i), which returned 35.62% for the same period. They also underperformed the fund's Lipper mid-cap core funds category average, which was 35.75% for the same period.(1) We attribute the fund's underperformance primarily to our stock selection strategy within the industrial, information technology and financial sectors of the medium-sized company marketplace. In addition, the fund did not participate fully in the strong rebound of stocks at the lower end of the mid-cap range, which led the market's advance in 2003.

FROM WEAKNESS TO STRENGTH: AN ECONOMIC AND MARKET RECOVERY

When 2003 began, the U.S. economy showed few clear signs of improvement, and the stock market was testing multiyear lows. However, investors became more optimistic after the conclusion of major combat operations in Iraq, and by the end of the summer, the domestic economy experienced its strongest quarterly growth rate in nearly 20 years. Because risk-averse management teams controlled corporate spending rigorously during the economic downturn, many companies enjoyed dramatic operating leverage during the early stages of the economic rebound, when modest revenue increases began to translate into positive earnings surprises.

These improved economic and business conditions provided the backdrop for a dramatic stock market rally that persisted from the end of the first quarter through year-end. Many of the rally's biggest gainers were low-priced stocks that had ranked among the worst performers during the previous three-year bear market. Hedge funds were partially responsible for the sharp rise of lower-priced stocks, as many hedge funds looked to purchase these riskier stocks that had the potential for higher returns.

Toward the end of 2003, we began to see evidence of a transition in stock market leadership. Signs emerging near year-end suggested that investors' attention may be returning to more fundamental influences in the wake of outsized gains among smaller and lower-quality stocks. With interest rates at historically low levels, companies that are well positioned competitively and conservatively financed appear to have begun to attract more investor interest. In short, we see renewed investor interest in high-quality companies versus their more speculative counterparts.


(1) Lipper, Inc. is a major independent mutual-fund tracking organization. Average annual returns are based on the 12-month period ended December 31, 2003, calculated among the 313 funds in the fund's Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

FUND PERFORMANCE: A DISCIPLINED APPROACH IN A VOLATILE MARKETPLACE

Although the fund participated in the mid-cap market's rally to a significant degree, our focus on higher quality stocks with what we believe to be strong underlying fundamentals prevented it from keeping pace with its benchmark, the S&P Midcap 400 Index. Many of the smaller, more speculative companies that led the market's advance in 2003 did not meet our investment criteria. Over the longer-term, we think a focus on high-quality names is more prudent than taking a focus on more speculative companies in the pursuit of shorter-term gains.

The fund received strong contributions to its performance in a number of areas. Over the year, the consumer discretionary group was the fund's best performing sector and was a principal driver of its positive results. The hotel, restaurant and leisure area and the retailing industry performed particularly well, led by fund holdings ROYAL CARIBBEAN CRUISES LTD., GTECH HOLDINGS CORP. and UNIVISION COMMUNICATIONS INC.

In the information technology sector, we emphasized stocks in the software and services area. Software-related stocks contributing significantly to the fund's returns included VERITAS SOFTWARE CORP. and MERCURY INTERACTIVE CORP. However, the fund was relatively under-represented in the technology hardware & equip ment industry, which hindered returns from the information technology sector overall. Specifically, we did not have sufficient exposure to some of the semiconductor and semiconductor capital equipment stocks that responded favorably to the strengthening economy and rising customer demand.

The healthcare sector also contributed meaningfully to the fund's return. Strong performers in this group included GILEAD SCIENCES, INC., BARR PHARMACEUTICALS INC. and MEDICIS PHARMACEUTICAL CORP. However, positive contributions from these companies were partially offset by disappointing performance from CV THERAPEUTICS INC. and CEPHALON INC.

Thank you for your investment in Salomon Brothers Mid Cap Fund. We appreciate that you have entrusted us to manage your money, and we value our relationship with you.

Sincerely,



/s/ Marguerite Wagner

Marguerite Wagner
Portfolio Manager

JANUARY 20, 2004


The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Mid capitalization stocks may involve a higher degree of risk and volatility than large capitalization stocks.

Portfolio holdings and breakdowns are as of December 31, 2003 and are subject to change and may not be representative of the portfolio manager's current or future investments. The fund's top ten holdings as of this date were: DST Systems, Inc. (2.30%); Outback Steakhouse, Inc. (2.17%); M&T Bank Corp. (2.15%); Hormel Foods Corp. (2.02%); Omnicare, Inc. (2.01%); Compass Bancshares, Inc. (1.97%); Medicis Pharmaceutical Corp., Class A Shares (1.91%); DENTSPLY International Inc. (1.77%); Commerce Bancshares, Inc. (1.68%); Legg Mason, Inc. (1.52%). Please refer to pages 20 through 23 for a list and percentage breakdown of the fund's holdings.

All index performance reflects no deduction for fees, expenses or taxes.


(i) The S&P MidCap 400 Index is a market-value weighted index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. Please note that an investor cannot invest directly in an index.

--------------------------------------------------------------------------------
SALOMON FUNDS TRUST
Mid Cap Fund
--------------------------------------------------------------------------------

HISTORICAL PERFORMANCE (UNAUDITED)
MID CAP FUND -- CLASS O SHARES
COMPARISON OF $10,000 INVESTMENT IN THE FUND WITH THE S&P MIDCAP 400 INDEX

        [The table below represents a line chart in the printed report.]

                                                                     S&P Mid Cap
                                          Salomon Mid Cap Fund        400 Index
                                          --------------------       -----------
9/10/2001                                        10000                  10000
12/2001                                          10936                  10331
12/2002                                          8779                   8831
12/31/2003                                       11294                  11976

Past performance is not predictive of future performance. The performance above reflects returns after deduction of applicable maximum sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The graph above depicts the performance of the Mid Cap Fund versus the S&P MidCap 400 Index.(5) It is important to note that the Mid Cap Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2003+ (UNAUDITED)
--------------------------------------------------------------------------------
                             TWELVE   THREE    FIVE     TEN     SINCE INCEPTION
  CLASS A SHARES             MONTHS    YEAR    YEAR     YEAR       (11/30/01)
--------------------------------------------------------------------------------
  WITHOUT SALES CHARGES(6)   28.15%     N/A     N/A      N/A          2.97%
--------------------------------------------------------------------------------
  WITH SALES CHARGES(7)      20.78%     N/A     N/A      N/A          0.09%
--------------------------------------------------------------------------------
                                                                SINCE INCEPTION
  CLASS B SHARES                                                   (12/18/01)
--------------------------------------------------------------------------------
  WITHOUT SALES CHARGES(6)   27.18%     N/A     N/A      N/A          1.05%
--------------------------------------------------------------------------------
  WITH SALES CHARGES(7)      22.18%     N/A     N/A      N/A         -0.42%
--------------------------------------------------------------------------------
                                                                SINCE INCEPTION
  CLASS 2 SHARES                                                   (5/7/02)
--------------------------------------------------------------------------------
  WITHOUT SALES CHARGES(6)   27.15%     N/A     N/A      N/A          1.06%
--------------------------------------------------------------------------------
  WITH SALES CHARGES(7)      24.89%     N/A     N/A      N/A          0.45%
--------------------------------------------------------------------------------
                                                                SINCE INCEPTION
  CLASS O SHARES*                                                  (1/1/93)
--------------------------------------------------------------------------------
  WITHOUT SALES CHARGES(6)   28.65%   -1.15%   9.58%   13.61%        13.46%
--------------------------------------------------------------------------------
  WITH SALES CHARGES(7)      28.65%   -1.15%   9.58%   13.61%        13.46%
--------------------------------------------------------------------------------

                         See page 14 for all footnotes.

FOOTNOTES

(1) The Lehman Brothers Municipal 4 Years Plus Bond Index is valued at month end only. As a result, while the Fund's total return calculations used in this comparison are for the period August 17, 1995 through December 31, 2003, the combined Index returns are for the period September 1, 1995 through December 31, 2003.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and 2 shares.

(3) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 4.00%. Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, the CDSC declines by 1.00% for the first 2 years; 1.00% for years 3 and 4; and then declines by 1.00% per year until no CDSC is incurred. Class 2 shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment. In addition, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge. Class O shares have no initial or contingent deferred sales charges.

(4) The Lehman Brothers California 4 Years Plus Index is valued at month end only. As a result, while the Fund's total return calculations used in this comparison are for the period November 2, 1998 through December 31, 2003, the combined Index returns are for the period December 1, 1998 through December 31, 2003.

(5) The S&P MidCap 400 Index is valued at month end only. As a result, while the Fund's total return calculations used in this comparison are for the period September 10, 2001 through December 31, 2003, the combined Index returns are for the period September 1, 2001 through December 31, 2003.

(6) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and 2 shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and 2 shares.

(7) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and 2 shares reflect the deduction of the maximum sales charge of 5.75% and 1.00%, respectively. Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, the CDSC declines by 1.00% for the first 2 years; 1.00% for years 3 and 4; and then declines by 1.00% per year until no CDSC is incurred. Class 2 shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment. In addition, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge. Class O shares have no initial or contingent deferred sales charges.

+ The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.

* Performance calculations for Class O shares for Mid Cap Fund include the historical return information related to Keough Common Stock Fund of the Collective Trust for Citibank's Business and Professional Retirement Plan, which was the predecessor fund, for the period from January 1, 1993 through September 7, 2001.

--------------------------------------------------------------------------------

Schedules of Investments
--------------------------------------------------------------------------------
December 31, 2003


SALOMON BROTHERS NATIONAL TAX FREE BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
    FACE
   AMOUNT   RATING(A)                                              SECURITY                                                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 98.7%

AVIATION -- 0.7%
$  60,000     Aaa     Austin, TX Airport System Revenue, Series A, MBIA-Insured,
                        Pre-Refunded -- Escrowed to maturity with state and local government securities,
                        6.500% due 11/15/05 ...........................................................................  $    65,465
  250,000     Aaa     Miami, Dade County, FL Aviation Revenue, Miami International Airport,
                        Series A, FGIC-Insured, 5.550% due 10/1/13 ....................................................      277,553
                                                                                                                         -----------
                                                                                                                             343,018
                                                                                                                         -----------
EDUCATION -- 9.9%
  300,000     Aaa     Indiana Secondary Market for Education Loans Inc. Revenue,
                        Series C, AMBAC-Insured, 5.550% due 12/1/05 ...................................................      300,000
1,000,000     Aaa     Larimer County, CO School District No. R-001 Poudre, MBIA-Insured, 5.750% due 12/15/17 ..........    1,155,690
  105,000     A++     Mississippi Higher Education Student Loan, Sub-Series C, 6.050% due 9/1/07 ......................      106,380
  250,000     A1      New York State Dormitory Authority Lease Revenue,
                        State University Dorm Facilities, Series A, 6.000% due 7/1/14 .................................      295,805
1,150,000     Aaa     Northside, TX ISD, PSFG, 6.000% due 8/15/16 .....................................................    1,350,859
1,300,000     Aaa     Pennsylvania State Higher Education Assistance Agency, Capital Acquisition,
                        MBIA-Insured, 6.125% due 12/15/17 .............................................................    1,567,306
                                                                                                                         -----------
                                                                                                                           4,776,040
                                                                                                                         -----------
GENERAL OBLIGATION -- 32.4%
1,000,000     Aa1     Boulder, CO Open Space Acquisition, 5.500% due 8/15/17 ..........................................    1,122,060
  500,000     Aa3     Connecticut State, Series B, 5.500% due 6/15/15 .................................................      570,570
  250,000     Aaa     Cook County, IL Series A, MBIA-Insured, 5.625% due 11/15/16 .....................................      280,928
1,605,000     Aaa     Georgia State, Series D, 5.800% due 11/1/16 .....................................................    1,870,242
1,100,000     Aaa     Hidalgo County, TX Certificates of Obligation, FGIC-Insured, 5.500% due 8/15/16 .................    1,240,459
1,000,000     Aaa     Houston, TX Public Improvement, FSA-Insured, 5.750% due 3/1/17 ..................................    1,147,150
1,500,000     Aaa     Illinois State, First Series, FGIC-Insured, 6.100% due 1/1/20 ...................................    1,729,080
                      Massachusetts State, Construction Loan:
3,900,000     Aa2       Series A, 6.000% due 2/1/14 ...................................................................    4,639,440
2,000,000     Aa2       Series B, 6.000% due 6/1/15 ...................................................................    2,374,000
  500,000     Aaa     Snohomish County, WA School District No. 2, FSA-Insured, 5.500% due 12/1/16 .....................      563,700
                                                                                                                         -----------
                                                                                                                          15,537,629
                                                                                                                         -----------
HEALTHCARE -- 1.1%
  500,000     BBB+*   Indiana Health Facility Finance Authority, Hospital Revenue,
                        Hancock Memorial Hospital Health Services, 5.800% due 8/15/06 .................................      535,115
                                                                                                                         -----------
HOUSING -- 1.4%
   95,000     Aaa     Florida Housing Finance Agency, SFM, Series A, FNMA/GNMA-Collateralized, 6.150% due 7/1/06 ......       98,726
  160,000     Aaa     Iowa Finance Authority Single Family Revenue, Mortgage Backed Securities Program,
                        Series A, FNMA/GNMA-Collateralized, 6.000% due 7/1/13 .........................................      171,358
  250,000     Aa1     Maine State Housing Authority Mortgage Purchase Revenue, Series A, 5.950% due 11/15/11 ..........      265,955
  130,000     Aa2     North Dakota State Housing Finance Agency Revenue, Housing Finance Program,
                        Home Mortgage, Series A, 6.100% due 7/1/13 ....................................................      139,772
                                                                                                                         -----------
                                                                                                                             675,811
                                                                                                                         -----------
MISCELLANEOUS -- 4.0%
  165,000     Aa2     Missouri State Regional Convention & Sports Complex Authority, Convention & Sports Facilities
                        Project A-1, 5.000% due 8/15/05 ...............................................................      174,601
1,500,000     Aaa     New Jersey Sports & Exposition Authority Contract, Series A, MBIA-Insured, 6.000% due 3/1/15 ....    1,751,040
                                                                                                                         -----------
                                                                                                                           1,925,641
                                                                                                                         -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

Schedules of Investments
(continued)


SALOMON BROTHERS NATIONAL TAX FREE BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
    FACE
   AMOUNT   RATING(a)                                              SECURITY                                                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
POWER -- 2.9%
$ 750,000     Aaa     Energy Northwest WA Electric Revenue, Columbia Generating, Series A, FSA-Insured,
                        5.500% due 7/1/16 .............................................................................  $   833,903
  500,000     Aaa     Tacoma, WA Electric System Revenue, Series A, FSA-Insured, 5.750% due 1/1/16 ....................      570,440
                                                                                                                         -----------
                                                                                                                           1,404,343
                                                                                                                         -----------
SALES TAX -- 6.9%
1,300,000     Aaa     Hamilton County, OH Sales Tax, Subseries B, AMBAC-Insured, 5.750% due 12/1/17 ...................    1,497,730
                      New York City, NY Transitional Finance Authority Revenue, Future Tax Secured:
1,235,000     Aa2     Series B, (Call 5/15/10 @ 101), 6.125% due 11/15/14 (b) .........................................    1,491,781
  265,000     Aa2     Unrefunded, Series B, 6.125% due 11/15/14 .......................................................      314,287
                                                                                                                         -----------
                                                                                                                           3,303,798
                                                                                                                         -----------
TRANSPORTATION -- 29.1%
1,000,000     Aaa     Chicago, IL O'Hare International Airport Revenue, Series A-2, 5.750% due 1/1/19 .................    1,103,040
2,500,000     Aaa     Massachusetts Bay Transportation Authority, General Transportation System, Series A,
                        5.500% due 3/1/15 .............................................................................    2,885,775
4,000,000     Aaa     Metropolitan Transit Authority, NY Transit Revenue, Series A, AMBAC-Insured,
                        5.500% due 11/15/15 ...........................................................................    4,562,120
1,500,000     Aaa     Miami, Dade County, FL County Expressway Authority Toll System Revenue,
                        FGIC-Insured, 6.000% due 7/1/13 ...............................................................    1,773,855
1,500,000     Aaa     New Jersey EDA Revenue (Transportation Project), Series A, FSA-Insured, 5.750% due 5/1/13 .......    1,733,265
1,750,000     Aa1     New York State Thruway Authority, State Personal Income Tax Revenue, Series A,
                        5.500% due 3/15/20 ............................................................................    1,922,725
                                                                                                                         -----------
                                                                                                                          13,980,780
                                                                                                                         -----------
WATER & SEWER -- 10.3%
  500,000     Aaa     California State Department of Water & Residential Power Supply Revenue, Series A,
                        MBIA-Insured, 6.000% due 5/1/15 ...............................................................      579,905
2,280,000     Aaa     Kansas State Development Finance Authority Revenue, Public Water Supply,
                        Revolving Loan-2, AMBAC-Insured, 5.750% due 4/1/14 ............................................    2,652,187
  280,000     Aaa     Passaic Valley, NJ Sewer Commissioners, Sewer System, Series D, AMBAC-Insured,
                        5.750% due 12/1/07 (c) ........................................................................      318,886
1,165,000     Aaa     Pueblo, CO Board of Waterworks Revenue, Improvement, Series A, FSA-Insured, 6.000% due 11/1/15 ..    1,375,096
                                                                                                                         -----------
                                                                                                                           4,926,074
                                                                                                                         -----------
                      TOTAL MUNICIPAL BONDS AND NOTES
                      (Cost -- $43,037,604) ...........................................................................   47,408,249
                                                                                                                         -----------

VARIABLE RATE DEMAND NOTE (d) -- 1.3%
SALES TAX -- 1.3%
  600,000     VMIG 1  New York City, NY Transitional Finance Authority, Series 3, Sub-Series 3E,
                        1.270% due 11/1/22 (Cost -- $600,000) .........................................................      600,000
                                                                                                                         -----------
                      TOTAL INVESTMENTS -- 100.0%
                      (Cost -- $43,637,604**) .........................................................................  $48,008,249
                                                                                                                         ===========


----------------
(a) All ratings are by Moody's Investors Service, except for those which are identified by an asterisk (*) or a double dagger (++), which are rated by Standard's & Poor's Ratings Service and Fitch Ratings, respectively.

(b) Pre-Refunded bonds are escrowed with U.S. government securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.

(c) Bonds are escrowed to maturity with U.S. government securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.

(d) Variable rate demand notes have a demand feature under which the Fund could tender them back to the issuer on no more than seven days notice.

**   Aggregate cost for Federal income tax purposes is substantially the same.

     See pages 24 and 25 for definitions of ratings and certain abbreviations.


                       SEE NOTES TO FINANCIAL STATEMENTS.

Schedules of Investments
(continued)


SALOMON BROTHERS CALIFORNIA TAX FREE BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
    FACE
   AMOUNT   RATING(a)                                              SECURITY                                                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 98.5%
GENERAL OBLIGATION -- 34.9%
$1,000,000    Aaa     Glendale, CA Unified School District, Series C, FSA-Insured, 5.750% due 9/1/13 ..................  $ 1,153,240
   250,000    Aaa     Lake Tahoe, CA Unified School District, MBIA-Insured, 5.500% due 7/1/14 .........................      291,180
   250,000    Aaa     Placer, CA Union High School District, Series A, FGIC-Insured, 6.000% due 8/1/14 ................      289,888
   575,000    Aaa     Pomona, CA Unified School District, Series A, MBIA-Insured, 6.500% due 8/1/19 ...................      693,070
 1,150,000    Aaa     Puerto Rico Commonwealth, MBIA-Insured, 6.250% due 7/1/12 .......................................    1,407,899
   625,000    Aaa     San Bernardino, CA City University School District, Series A, FGIC-Insured,
                        5.625% due 8/1/15 .............................................................................      714,200
                                                                                                                         -----------
                                                                                                                           4,549,477
                                                                                                                         -----------
HOUSING -- 10.7%
                      California Housing Finance Agency:
 1,000,000    Aaa     Revenue, MFH III, Series A, 5.850% due 8/1/17 ...................................................    1,053,050
   325,000    Aa3     SFM Purchase, AMT, Series A-2, Class III, 4.800% due 8/1/12 .....................................      339,557
                                                                                                                         -----------
                                                                                                                           1,392,607
                                                                                                                         -----------
MISCELLANEOUS -- 2.2%
   250,000    Aa3     Sacramento County, CA Sanitation District Finance Authority Revenue,
                        Series A, 6.000% due 12/1/14 ..................................................................      290,325
                                                                                                                         -----------
TRANSPORTATION -- 22.1%
   500,000    Aaa     Bay Area Government Association, California Bay Area Rapid Transit,
                        Capital Grant, Series A, AMBAC-Insured, 4.000% due 6/15/08 ....................................      501,500
 2,000,000    Aaa     Intermodal Container Transfer Facility, Joint Powers Authority Revenue,
                        Series A, AMBAC-Insured, 5.750% due 11/1/14 ...................................................    2,382,400
                                                                                                                         -----------
                                                                                                                           2,883,900
                                                                                                                         -----------
WATER & SEWER -- 28.6%
 1,000,000    Aaa     Fresno, CA Sewer Revenue, Series A-1, AMBAC-Insured, 6.250% due 9/1/14 ..........................    1,222,770
 1,500,000    Aaa     Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue, MBIA-Insured,
                        6.250% due 7/1/13 .............................................................................    1,846,890
   560,000    Aa3     San Diego County, CA Water Authority Revenue, COP, Series A, 5.750% due 5/1/12 ..................      652,428
                                                                                                                         -----------
                                                                                                                           3,722,088
                                                                                                                         -----------
                      TOTAL MUNICIPAL BONDS AND NOTES
                      (Cost -- $11,465,884) ...........................................................................   12,838,397
                                                                                                                         -----------

VARIABLE RATE DEMAND NOTE (B) -- 1.5%
WATER & POWER -- 1.5%
   190,000    VMIG 1  California Health Facilities Finance Authority Revenue, Adventist Hospital,
                        Series B, MBIA-Insured, 1.270% due 9/1/28 (Cost -- $190,000) ..................................      190,000
                                                                                                                         -----------
                      TOTAL INVESTMENTS -- 100.0%
                      (Cost -- $11,655,884*) ..........................................................................  $13,028,397
                                                                                                                         ===========


----------
(a)  All securities are rated by Moody's Investors Service.

(b) Variable rate demand notes have a demand feature under which the Fund could tender them back to the issuer on no more than seven days notice.

*    Aggregate cost for Federal income tax purposes is substantially the same.

     See pages 24 and 25 for definitions of ratings and certain abbreviations.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Schedules of Investments
(continued)


SALOMON BROTHERS NEW YORK TAX FREE BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
    FACE
   AMOUNT   RATING(a)                                              SECURITY                                                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 99.7%
EDUCATION -- 26.2%
                      New York State Dormitory Authority Revenue:
$1,000,000    Aaa       Columbia University, Series B, 5.375% due 7/1/15 .............................................  $  1,135,840
 3,000,000    Aaa       Consolidated Debt City, 2nd Generation, Series A, AMBAC-Insured,
                          5.750% due 7/1/18 ..........................................................................     3,587,640
 1,610,000    A3        Mental Health Services, Series B, 6.500% due 2/15/11 (b) .....................................     1,968,257
   825,000    Aaa       Municipal Health Facilities Program, Series 1, FSA-Insured, 5.500% due 1/15/14 ...............       930,996
                        New York University, Series A, MBIA-Insured:
 1,000,000    Aaa         5.750% due 7/1/15 ..........................................................................     1,187,310
 6,300,000    Aaa         5.750% due 7/1/27 ..........................................................................     7,404,138
 2,500,000    Aaa       North Shore University Hospital, 5.500% due 11/1/14 ..........................................     2,924,850
 1,500,000    Aaa       School District Financing Program, Series A, 5.750% due 10/1/17 ..............................     1,725,255
                        State University:
 1,070,000    Aaa         Adult Facilities, Series C, 5.750% due 5/15/17 .............................................     1,279,474
                          Dorm Facilities:
 1,000,000    Aaa           FGIC-Insured, 5.500% due 7/1/18 ..........................................................     1,170,160
 1,160,000    A1            Series A, 6.000% due 7/1/15 ..............................................................     1,371,027
 1,515,000    Aaa           Series C, MBIA-Insured, 5.750% due 7/1/13 ................................................     1,752,991
                          Education Facilities:
 2,030,000    A3            Series B, 5.250% due 5/15/13 .............................................................     2,275,184
 1,690,000    A3            Series C, 5.400% due 5/15/23 .............................................................     1,750,806
                                                                                                                        ------------
                                                                                                                          30,463,928
                                                                                                                        ------------
GENERAL OBLIGATION -- 7.7%
                      New York City, NY:
                        Series B:
 2,450,000    A2          5.750% due 8/1/14 ..........................................................................     2,717,369
 1,185,000    Aaa         Call 8/15/05 @ 101, 6.375% due 8/15/11 (c) .................................................     1,293,795
 3,075,000    A2        Unrefunded, Series A, 6.250% due 8/1/12 ......................................................     3,423,890
 1,250,000    Aaa     Puerto Rico Commonwealth, Public Improvement,
                        Series A, MBIA-Insured, 5.500% due 7/1/16 ....................................................     1,465,138
                                                                                                                        ------------
                                                                                                                           8,900,192
                                                                                                                        ------------
HIGHWAY/TOLLS -- 20.8%
                      New York State Thruway Authority:
 1,000,000    Aaa       Highway & Bridge Transportation Fund, Refunded, Series C, AMBAC-Insured,
                          5.500% due 4/1/15 ..........................................................................     1,132,040
 5,275,000    Aa3       Series E, 5.250% due 1/1/13 ..................................................................     5,793,849
                        Service Contract Revenue, Local Highway & Bridge:
 2,000,000    A3          Call 4/1/07 @ 102, 6.000% due 4/1/11 (c) ...................................................     2,298,540
 4,370,000    Aaa         Series B, 5.375% due 4/1/13 ................................................................     4,842,222
 2,995,000    A3          Unrefunded, 6.000% due 4/1/11 ..............................................................     3,361,049
                      Puerto Rico Commonwealth Highway & Transportation Authority, Highway Revenue:
                        Refunded:
                          MBIA-Insured:
 1,000,000    Aaa           Series X, 5.500% due 7/1/15 ..............................................................     1,172,300
 2,000,000    Aaa           Series Z, 6.250% due 7/1/14 ..............................................................     2,477,280
 1,250,000    Aaa         Series W, FSA-Insured, 5.500% due 7/1/13 ...................................................     1,463,525
 1,500,000    Aaa       Series G, FGIC-Insured, 5.250% due 7/1/16 ....................................................     1,683,300
                                                                                                                        ------------
                                                                                                                          24,224,105
                                                                                                                        ------------
HOUSING -- 9.0%
                        New York City, NY Housing Development Corp., MFH Revenue:
 1,310,000    Aa2         Series A, 5.625% due 5/1/12 ................................................................     1,330,279
 1,645,000    Aa2         Series E, SONYMA-Insured, 6.100% due 11/1/19 ...............................................     1,774,363
 3,715,000    Aaa       New York State HFA, State University Construction, Series A, Refunded,
                          7.900% due 11/1/06 .........................................................................     4,086,945
 3,200,000    Aa1       New York State Mortgage Agency Revenue, AMT, Home Owner Mortgage,
                          Series 71, 5.350% due 10/1/18 ..............................................................     3,309,216
                                                                                                                        ------------
                                                                                                                          10,500,803
                                                                                                                        ------------
MISCELLANEOUS -- 1.1%
 1,100,000    Aaa       Puerto Rico Public Finance Corp., Commonwealth Appropriation, Series A,
                          MBIA-Insured, 5.500% due 8/1/17 ............................................................     1,242,813
                                                                                                                        ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

Schedules of Investments
(continued)


SALOMON BROTHERS NEW YORK TAX FREE BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
    FACE
   AMOUNT   RATING(a)                                              SECURITY                                                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
POWER -- 2.6%
$1,500,000    Aaa     Long Island Power Authority, NY Electric System Revenue,
                        Series C, MBIA/IBC-Insured, 5.500% due 9/1/21 ................................................  $  1,662,150
 1,250,000    Aaa     Puerto Rico Electric Power Authority, Power Revenue, Refunded,
                        FSA-Insured, 5.500% due 7/1/14 ...............................................................     1,345,725
                                                                                                                        ------------
                                                                                                                           3,007,875
                                                                                                                        ------------
SALES TAX -- 11.6%
                      New York City, NY, Transitional Finance Authority, Future Tax Secured:
                        Series A:
 5,000,000    Aa2         5.750% due 2/15/16 .........................................................................     5,719,400
 5,000,000    Aaa         FGIC-Insured, 6.000% due 8/15/15 ...........................................................     5,968,300
   580,000    Aa2         Unrefunded, 5.750% due 2/15/14 .............................................................       659,651
 1,000,000    Aa2       Series C, 5.875% due 11/1/14 .................................................................     1,163,200
                                                                                                                        ------------
                                                                                                                          13,510,551
                                                                                                                        ------------
STATE AGENCIES -- 5.3%
                      New York State Local Assistance Corp., Refunded:
 3,000,000    A1        Series C, 5.500% due 4/1/17 ..................................................................     3,445,440
 2,255,000    A1        Series E, 6.000% due 4/1/14 ..................................................................     2,663,899
                                                                                                                        ------------
                                                                                                                           6,109,339
                                                                                                                        ------------
TRANSPORTATION -- 15.2%
                      Metropolitan Transportation Authority, NY:
 2,300,000    AAA*      Commuter Facilities Revenue, Series A, FSA-Insured, 5.125% due 7/1/17 ........................     2,633,822
 2,000,000    Aaa       Dedicated Tax Fund, Series A, FGIC-Insured, 6.125% due 4/1/17 ................................     2,391,900
 2,500,000    Aaa       Refunded, Series A, AMBAC-Insured, 5.500% due 11/15/15 .......................................     2,851,325
                        Service Contract, Series O:
 1,000,000    A3          Commuter Facilities Revenue, 5.750% due 7/1/13 .............................................     1,168,220
                          Transportation Facilities Revenue:
 3,000,000    A3            5.750% due 7/1/13 ........................................................................     3,504,660
 1,000,000    Aaa           5.500% due 7/1/17 ........................................................................     1,173,620
                      New York City Transportation Authority, Triborough Bridge Revenue, Series A, AMBAC-Insured:
 2,500,000    Aaa       5.625% due 1/1/14 ............................................................................     2,820,850
 1,000,000    Aaa       5.625% due 1/1/15 ............................................................................     1,134,160
                                                                                                                        ------------
                                                                                                                          17,678,557
                                                                                                                        ------------
WATER & SEWER -- 0.2%
   290,000    Aaa     New York State Environmental Facilities Corp., Pollution Control Revenue,
                        State Water Revolving Fund, Series A, 7.500% due 6/15/12 .....................................       291,334
                                                                                                                        ------------
                      TOTAL MUNICIPAL BONDS AND NOTES
                      (Cost -- $105,181,354) ........................................................................    115,929,497
                                                                                                                        ------------

VARIABLE RATE DEMAND NOTE (d) -- 0.3%
WATER & SEWER -- 0.3%
   400,000    Aa2     New York City, Municipal Water Finance Authority, Water and Sewer Systems Revenue,
                        Series F, Sub-Series F-2, 1.170% due 6/15/35 (Cost -- $400,000) ..............................       400,000
                                                                                                                        ------------
                      TOTAL INVESTMENTS -- 100.0%
                      (Cost -- $105,581,354**) .......................................................................  $116,329,497
                                                                                                                        ============


----------------
(a) All ratings are by Moody's Investors Service, except for those which are identified by an asterisk (*), are rated by Standard &Poor's Ratings Service.

(b) Bonds are escrowed to maturity with U.S. government securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.

(c) Pre-Refunded bonds are escrowed with U.S. government securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.

(d) Variable rate demand notes have a demand feature under which the Fund could tender them back to the issuer on more than seven days notice.

**   Aggregate cost for Federal income tax purposes is substantially the same.

     See pages 24 and 25 for definitions of ratings and certain abbreviations.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Schedules of Investments
(continued)


SALOMON BROTHERS MID CAP FUND
--------------------------------------------------------------------------------
   SHARES                           SECURITY                          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 100.0%
AEROSPACE & DEFENSE -- 1.0%
   3,708     Alliant Techsystems Inc.* ...........................   $   214,174
                                                                     -----------
AIRLINES -- 1.2%
   9,525     JetBlue Airways Corp.* ..............................       252,603
                                                                     -----------
AUTO COMPONENTS -- 0.4%
   1,740     Gentex Corp. ........................................        76,838
                                                                     -----------
BANKS -- 9.2%
   8,800     Banknorth Group, Inc. ...............................       286,264
   7,140     Commerce Bancshares, Inc. ...........................       350,003
  10,485     Compass Bancshares, Inc. ............................       412,165
   4,565     M&T Bank Corp. ......................................       448,740
   8,160     National Commerce Financial Corp. ...................       222,605
   3,600     UnionBanCal Corp. ...................................       207,144
                                                                     -----------
                                                                       1,926,921
                                                                     -----------
BEVERAGES -- 0.7%
   7,000     Coca-Cola Enterprises Inc. ..........................       153,090
                                                                     -----------
BIOTECHNOLOGY -- 2.5%
   3,625     Biogen Idec Inc.* ...................................       133,327
   4,500     Gilead Sciences, Inc.* ..............................       261,630
   2,450     Neurocrine Biosciences, Inc.* .......................       133,623
                                                                     -----------
                                                                         528,580
                                                                     -----------
COMMERCIAL SERVICES & SUPPLIES -- 5.7%
   9,400     ARAMARK Corp., Class B Shares .......................       257,748
   1,800     Avery Dennison Corp. ................................       100,836
   3,600     CheckFree Corp.* ....................................        99,540
  11,500     DST Systems, Inc.* ..................................       480,240
   3,500     Manpower Inc. .......................................       164,780
   3,000     R.R. Donnelley & Sons Co. ...........................        90,450
                                                                     -----------
                                                                       1,193,594
                                                                     -----------
COMMUNICATIONS EQUIPMENT -- 2.2%
   4,500     Avaya Inc.* .........................................        58,230
  10,700     Netscreen Technologies, Inc.* .......................       264,825
   4,300     Plantronics, Inc.* ..................................       140,395
                                                                     -----------
                                                                         463,450
                                                                     -----------
COMPUTERS & PERIPHERALS -- 0.8%
   6,500     Electronics for Imaging, Inc.* ......................       169,130
                                                                     -----------
CONSTRUCTION & ENGINEERING -- 1.1%
   4,800     Jacobs Engineering Group Inc.* ......................       230,448
                                                                     -----------
CONSTRUCTION MATERIALS -- 0.6%
   2,700     Vulcan Materials Co. ................................       128,439
                                                                     -----------
CONTAINERS & PACKAGING -- 2.2%
   4,700     AptarGroup, Inc. ....................................       183,300
   4,800     Pactiv Corp.* .......................................       114,720
   8,200     Smurfit-Stone Container Corp.* ......................       152,274
                                                                     -----------
                                                                         450,294
                                                                     -----------
DIVERSIFIED FINANCIALS -- 2.0%
   4,100     Legg Mason, Inc. ....................................       316,438
   3,400     SEI Investments Co. .................................       103,598
                                                                     -----------
                                                                         420,036
                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

Schedules of Investments
(continued)


SALOMON BROTHERS MID CAP FUND
--------------------------------------------------------------------------------
   SHARES                           SECURITY                          VALUE
--------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 2.6%
   2,100     Pinnacle West Capital Corp. .........................   $    84,042
   9,100     Puget Energy, Inc. ..................................       216,307
   6,900     Wisconsin Energy Corp. ..............................       230,805
                                                                     -----------
                                                                         531,154
                                                                     -----------
ELECTRICAL EQUIPMENT & INSTRUMENTS -- 1.9%
   3,700     Diebold, Inc. .......................................       199,319
   7,100     Jabil Circuit, Inc.* ................................       200,930
                                                                     -----------
                                                                         400,249
                                                                     -----------
ENERGY EQUIPMENT & SERVICES -- 4.1%
  12,100     Core Laboratories N.V.* .............................       201,949
  13,115     Hanover Compressor Co.* .............................       146,232
   4,800     Patterson-UTI Energy, Inc.* .........................       158,016
   9,700     Rowan Cos., Inc.* ...................................       224,749
   3,200     Smith International Inc.* ...........................       132,864
                                                                     -----------
                                                                         863,810
                                                                     -----------
FOOD & DRUG RETAILING -- 0.5%
   1,500     Whole Foods Market, Inc. ............................       100,695
                                                                     -----------
FOOD PRODUCT -- 2.8%
  16,310     Hormel Foods Corp. ..................................       420,961
   3,700     The J.M. Smucker Co. ................................       167,573
                                                                     -----------
                                                                         588,534
                                                                     -----------
GAS UTILITIES -- 0.7%
   4,700     Sempra Energy .......................................       141,282
                                                                     -----------
HEALTHCARE EQUIPMENT & SUPPLIES -- 5.1%
   8,200     DENTSPLY International Inc. .........................       370,394
   4,600     Edwards Lifesciences Corp.* .........................       138,368
   3,500     Respironics, Inc.* ..................................       157,815
   3,300     St. Jude Medical, Inc.* .............................       202,455
   5,700     STERIS Corp.* .......................................       128,820
   1,000     Varian Medical Systems, Inc.* .......................        69,100
                                                                     -----------
                                                                       1,066,952
                                                                     -----------
HEALTHCARE PROVIDERS & SERVICES -- 3.0%
  10,400     Omnicare, Inc. ......................................       420,056
   3,700     Universal Health Services, Inc., Class B Shares .....       198,764
                                                                     -----------
                                                                         618,820
                                                                     -----------
HOTELS, RESTAURANTS & LEISURE -- 4.9%
   2,000     Four Seasons Hotels Inc. ............................       102,300
   5,290     GTECH Holdings Corp. ................................       261,802
   4,200     Landry's Restaurants, Inc. ..........................       108,024
   1,900     Mandalay Resort Group ...............................        84,968
  10,255     Outback Steakhouse, Inc. ............................       453,374
                                                                     -----------
                                                                       1,010,468
                                                                     -----------
HOUSEHOLD DURABLES -- 2.7%
   2,900     Fortune Brands, Inc. ................................       207,321
   5,600     Maytag Corp. ........................................       155,960
   2,933     Mohawk Industries, Inc.* ............................       206,894
                                                                     -----------
                                                                         570,175
                                                                     -----------
HOUSEHOLD PRODUCTS -- 0.8%
   4,200     Church & Dwight Co., Inc. ...........................       166,320
                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

Schedules of Investments
(continued)


SALOMON BROTHERS MID CAP FUND
--------------------------------------------------------------------------------
   SHARES                           SECURITY                          VALUE
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 2.6%
   3,945     Carlisle Cos. Inc. ..................................   $   240,093
   5,100     Textron Inc. ........................................       291,006
                                                                     -----------
                                                                         531,099
                                                                     -----------
INSURANCE -- 6.3%
   1,000     Ambac Financial Group, Inc. .........................        69,390
     320     China Life Insurance Co. Ltd., ADR* .................        10,550
   4,100     Philadelphia Consolidated Holding Corp.* ............       200,203
   9,900     Platinum Underwriters Holdings, Ltd. ................       297,000
   4,100     Radian Group Inc. ...................................       199,875
   1,900     RenaissanceRE Holdings Ltd. .........................        93,195
   3,300     StanCorp Financial Group, Inc. ......................       207,504
   7,200     Willis Group Holdings Ltd. ..........................       245,304
                                                                     -----------
                                                                       1,323,021
                                                                     -----------
IT CONSULTING & SERVICES -- 1.1%
   4,300     Affiliated Computer Services, Inc., Class A Shares* .       234,178
                                                                     -----------
MACHINERY -- 1.9%
   3,500     Actuant Corp., Class A Shares* ......................       126,700
   6,300     IDEX Corp. ..........................................       262,017
                                                                     -----------
                                                                         388,717
                                                                     -----------
MEDIA -- 4.1%
   2,600     Belo Corp., Class A Shares ..........................        73,684
   5,000     Cox Radio, Inc., Class A Shares* ....................       126,150
   2,500     The E.W. Scripps Co. ................................       235,350
   6,500     Univision Communications Inc.* ......................       257,985
     200     The Washington Post Co., Class B Shares .............       158,280
                                                                     -----------
                                                                         851,449
                                                                     -----------
MULTI-LINE RETAIL -- 0.9%
   3,550     The Neiman Marcus Group, Inc., Class A Shares* ......       190,528
                                                                     -----------
MULTI-UTILITIES -- 0.5%
   3,000     SCANA Corp. .........................................       102,750
                                                                     -----------
OIL & GAS -- 1.1%
   3,600     Murphy Oil Corp. ....................................       235,116
                                                                     -----------
PAPER & FOREST PRODUCTS -- 0.8%
   3,600     Bowater Inc. ........................................       166,716
                                                                     -----------
PHARMACEUTICALS -- 2.6%
   1,852     Barr Pharmaceuticals Inc.* ..........................       142,511
   5,600     Medicis Pharmaceutical Corp., Class A Shares ........       399,280
                                                                     -----------
                                                                         541,791
                                                                     -----------
ROAD & RAIL -- 1.3%
  13,600     Werner Enterprises, Inc. ............................       265,064
                                                                     -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 5.9%
  11,100     Applied Micro Circuits Corp.* .......................        66,378
  22,300     Axcelis Technologies, Inc.* .........................       227,906
   2,200     KLA-Tencor Corp.* ...................................       129,074
   4,300     Micrel, Inc.* .......................................        66,994
   7,400     Novellus Systems, Inc.* .............................       311,170
   3,600     Silicon Laboratories Inc.* ..........................       155,592
  10,830     Teradyne, Inc.* .....................................       275,624
                                                                     -----------
                                                                       1,232,738
                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

Schedules of Investments
(continued)


SALOMON BROTHERS MID CAP FUND
--------------------------------------------------------------------------------
   SHARES                           SECURITY                          VALUE
--------------------------------------------------------------------------------
SOFTWARE -- 7.0%
   6,400     Cognos, Inc.* .......................................   $   195,968
   4,940     Mercury Interactive Corp.* ..........................       240,282
   2,140     National Instruments Corp. ..........................        97,306
  19,700     Quest Software, Inc.* ...............................       279,740
   6,260     Synopsys, Inc.* .....................................       211,338
  23,000     TIBCO Software Inc.* ................................       155,710
   7,500     VERITAS Software Corp.* .............................       278,700
                                                                     -----------
                                                                       1,459,044
                                                                     -----------
SPECIALTY RETAIL -- 4.5%
   6,900     Chico's FAS, Inc.* ..................................       254,955
   9,700     PETsMART, Inc. ......................................       230,860
   5,700     Tiffany & Co. .......................................       257,640
   5,400     Williams-Sonoma, Inc.* ..............................       187,758
                                                                     -----------
                                                                         931,213
                                                                     -----------
WIRELESS TELECOMMUNICATIONS SERVICES -- 0.7%
   2,300     Telephone and Data Systems, Inc. ....................       143,865
                                                                     -----------
             TOTAL INVESTMENTS -- 100.0%
             (Cost -- $16,649,296**) .............................   $20,863,345
                                                                     ===========


----------
*    Non-income producing security.

**   Aggregate cost for Federal income tax purposes is substantially the same.

     Abbreviation used in this schedule:
     -----------------------------------
     ADR - American Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

Bond Ratings
--------------------------------------------------------------------------------
(unaudited)


The definitions of the applicable rating symbols are set forth below:

STANDARD & POOR'S RATINGS SERVICE ("STANDARD & POOR'S") -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA     -- Bonds rated "AAA" have the highest rating assigned by Standard &
           Poor's. Capacity to pay interest and repay principal is extremely strong.

AA      -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A       -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB     -- Bonds rated "BBB" have an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

MOODY'S INVESTORS SERVICE ("MOODY'S") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa     -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa      -- Bonds rated "Aa" are judged to be of high quality by all standards.
           Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A       -- Bonds rated "A" are judged to possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa     -- Bonds rated "Baa" are judged as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

FITCH RATINGS ("FITCH") -- Ratings from "AA" to "A" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA     -- Bonds rated "AAA" have the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA      -- Bonds rated "AA" have a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A       -- Bonds rated "A" have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

NR      -- Indicates that the bond is not rated by Standard & Poor's, Moody's, or Fitch.

--------------------------------------------------------------------------------

Short-Term Security Ratings
--------------------------------------------------------------------------------
(unaudited)


SP-1    -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1     -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1  -- Moody's highest rating for issues having a demand feature -- VRDO.

P-1     -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.


--------------------------------------------------------------------------------

Abbreviations*
--------------------------------------------------------------------------------
(unaudited)

ABAG      --   Association of Bay Area Governments
AIG       --   American International Guaranty
AMBAC     --   American Municipal Bond
                 Assurance Indemnity Corporation
AMT       --   Alternative Minimum Tax
BAN       --   Bond Anticipation Notes
BIG       --   Bond Investors Guaranty
CDA       --   Community Development Administration
CGIC      --   Capital Guaranty Insurance Company
CHFCLI    --   California Health Facility
                 Construction Loan Insurance
COP       --   Certificate of Participation
EDA       --   Economic Development Authority
ETM       --   Escrowed To Maturity
FGIC      --   Financial Guaranty Insurance Company
FHA       --   Federal Housing Administration
FHLMC     --   Federal Home Loan Mortgage Corporation
FLAIRS    --   Floating Adjustable Interest Rate Securities
FNMA      --   Federal National Mortgage Association
FRTC      --   Floating Rate Trust Certificates
FSA       --   Financial Security Assurance
GIC       --   Guaranteed Investment Contract
GNMA      --   Government National Mortgage Association
GO        --   General Obligation
HDA       --   Housing Development Authority
HDC       --   Housing Development Corporation
HFA       --   Housing Finance Authority
IBC       --   Insured Bond Certificates
IDA       --   Industrial Development Authority
IDB       --   Industrial Development Board
IDR       --   Industrial Development Revenue
INFLOS    --   Inverse Floaters
ISD       --   Independent School District
LOC       --   Letter of Credit
MBIA      --   Municipal Bond Investors
                 Assurance Corporation
MFH       --   Multi-Family Housing
MVRICS    --   Municipal Variable Rate Inverse
                 Coupon Security
PCR       --   Pollution Control Revenue
PFA       --   Public Finance Authority
PSFG      --   Permanent School Fund Guaranty
Q-SBLF    --   Qualified School Bond Loan Fund
RAN       --   Revenue Anticipation Notes
RIBS      --   Residual Interest Bonds
RITES     --   Residual Interest Tax-Exempt Securities
SFM       --   Single-Family Mortgage
SONYMA    --   State of New York Mortgage Association
SYCC      --   Structured Yield Curve Certificate
TAN       --   Tax Anticipation Notes
TECP      --   Tax Exempt Commercial Paper
TOB       --   Tender Option Bonds
TRAN      --   Tax and Revenue Anticipation Notes
VA        --   Veterans Administration
VRDD      --   Variable Rate Daily Demand
VRWE      --   Variable Rate Wednesday Demand

----------
* Abbreviations may or may not appear in the schedule of investments.

--------------------------------------------------------------------------------

Statements of Assets and Liabilities
--------------------------------------------------------------------------------
December 31, 2003

                                                                                              SALOMON BROTHERS
                                                                          ---------------------------------------------------------
                                                                           NATIONAL      CALIFORNIA      NEW YORK           MID
                                                                           TAX FREE       TAX FREE       TAX FREE           CAP
                                                                           BOND FUND      BOND FUND      BOND FUND         FUND
                                                                          -----------    -----------    ------------    -----------
ASSETS:
  Investments, at cost .................................................  $43,637,604    $11,655,884    $105,581,354    $16,649,296
                                                                          ===========    ===========    ============    ===========
  Investments, at value ................................................  $48,008,249    $13,028,397    $116,329,497    $20,863,345
  Cash .................................................................       72,868         35,083         120,322         57,935
  Dividends and interest receivable ....................................      636,181        223,864       2,094,697         12,627
  Receivable for Fund shares sold ......................................       68,693            364           8,239             --
  Receivable from manager ..............................................           --          2,402              --             --
  Other assets .........................................................        4,399             --              --             --
                                                                          -----------    -----------    ------------    -----------
  TOTAL ASSETS .........................................................   48,790,390     13,290,110     118,552,755     20,933,907
                                                                          -----------    -----------    ------------    -----------
LIABILITIES:
  Payable for Fund shares reacquired ...................................       82,089         13,664         321,874         23,484
  Dividends payable ....................................................       13,269            615           5,145             --
  Distribution and service plan fees payable ...........................        5,823          1,230          10,722            116
  Management fees payable ..............................................          749             --          33,543          1,314
  Accrued expenses .....................................................       68,498         59,015         107,226         27,944
                                                                          -----------    -----------    ------------    -----------
  TOTAL LIABILITIES ....................................................      170,428         74,524         478,510         52,858
                                                                          -----------    -----------    ------------    -----------
TOTAL NET ASSETS .......................................................  $48,619,962    $13,215,586    $118,074,245    $20,881,049
                                                                          ===========    ===========    ============    ===========
NET ASSETS:
  Par value of shares of beneficial interest ...........................  $        --    $        --    $         --    $     1,227
  Capital paid in excess of par value ..................................   51,633,077     14,961,461     116,423,223     18,560,659
  Accumulated net realized loss from investment transactions ...........   (7,383,760)    (3,118,388)     (9,097,121)    (1,894,886)
  Net unrealized appreciation of investments ...........................    4,370,645      1,372,513      10,748,143      4,214,049
                                                                          -----------    -----------    ------------    -----------
TOTAL NET ASSETS .......................................................  $48,619,962    $13,215,586    $118,074,245    $20,881,049
                                                                          ===========    ===========    ============    ===========
SHARES OUTSTANDING:
  Class A ..............................................................    3,543,409      1,215,905       9,758,348         15,966
                                                                          ===========    ===========    ============    ===========
  Class B ..............................................................      363,003         16,623          30,313          9,152
                                                                          ===========    ===========    ============    ===========
  Class 2 ..............................................................      161,249          2,491          53,034          6,487
                                                                          ===========    ===========    ============    ===========
  Class O ..............................................................       13,165            193           7,772      1,195,768
                                                                          ===========    ===========    ============    ===========
NET ASSET VALUE:
CLASS A SHARES
  Net asset value and redemption price .................................       $11.91         $10.70          $11.99         $16.89
                                                                          ===========    ===========    ============    ===========
  Maximum offering price per share (based on maximum sales charges of
    4.00%, 4.00%, 4.00% and 5.75%, respectively) .......................       $12.41         $11.15          $12.49         $17.92
                                                                          ===========    ===========    ============    ===========
CLASS B SHARES
  Net asset value and offering price, per share* .......................       $11.93         $10.71          $11.99         $16.66
                                                                          ===========    ===========    ============    ===========
CLASS 2 SHARES
  Net asset value*+ ....................................................       $11.92         $10.70          $12.00         $16.72
                                                                          ===========    ===========    ============    ===========
  Maximum offering price per share (based on maximum sales charge of
    1.00% for Mid Cap Fund) ............................................          N/A            N/A             N/A         $16.89
                                                                          ===========    ===========    ============    ===========
CLASS O SHARES
  Net asset value, offering price and redemption price per share .......       $11.93         $10.71          $11.98         $17.02
                                                                          ===========    ===========    ============    ===========


----------
* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

+ Net asset value and offering price for National Tax Free Bond Fund, California
  Tax Free Bond Fund and New York Tax Free Bond Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

Statements of Operations
--------------------------------------------------------------------------------
For the Year Ended December 31, 2003

                                                                                              SALOMON BROTHERS
                                                                          ---------------------------------------------------------
                                                                           NATIONAL       CALIFORNIA      NEW YORK          MID
                                                                           TAX FREE        TAX FREE       TAX FREE          CAP
                                                                           BOND FUND       BOND FUND      BOND FUND        FUND
                                                                          -----------    -----------    ------------    -----------
INVESTMENT INCOME:
  Interest .............................................................  $ 2,593,293    $   645,869    $  5,920,659    $   168,882
  Dividends ............................................................           --             --              --          3,273
  Less: Foreign withholding tax ........................................           --             --              --            (36)
                                                                          -----------    -----------    ------------    -----------
  TOTAL INVESTMENT INCOME ..............................................    2,593,293        645,869       5,920,659        172,119
                                                                          -----------    -----------    ------------    -----------
EXPENSES:
  Management fees (Note 2) .............................................      277,855         72,754         622,889        135,653
  Distribution and service plan fees (Note 4) ..........................      185,142         38,542         315,634          2,540
  Shareholder servicing fees (Note 4) ..................................       46,247          4,915          59,647         11,656
  Custody ..............................................................       45,349         25,114          48,265         23,212
  Registration fees ....................................................       38,271         36,035          38,497         34,973
  Audit and legal ......................................................       37,080         14,271          59,000         22,452
  Shareholder communications (Note 4) ..................................       21,027          5,680          37,266          4,337
  Trustees' fees .......................................................        2,139          1,734           3,940          1,973
  Other ................................................................        3,374          6,988          17,818          7,203
                                                                          -----------    -----------    ------------    -----------
  TOTAL EXPENSES .......................................................      656,484        206,033       1,202,956        243,999
  Less: Management fee waiver (Note 2) .................................     (192,690)       (72,754)       (200,361)       (45,465)
        Expense reimbursement (Note 2) .................................           --        (14,730)             --             --
                                                                          -----------    -----------    ------------    -----------
  NET EXPENSES .........................................................      463,794        118,549       1,002,595        198,534
                                                                          -----------    -----------    ------------    -----------
NET INVESTMENT INCOME (LOSS) ...........................................    2,129,499        527,320       4,918,064        (26,415)
                                                                          -----------    -----------    ------------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS (NOTE 3):
  Realized Gain From Investment Transactions
  (excluding short-term securities):
    Proceeds from sales ................................................   32,702,883      1,461,015      24,885,334     14,213,138
    Cost of securities sold ............................................   30,491,080      1,414,974      23,810,111     14,039,105
                                                                          -----------    -----------    ------------    -----------
  NET REALIZED GAIN ....................................................    2,211,803         46,041       1,075,223        174,033
                                                                          -----------    -----------    ------------    -----------
  Change in Net Unrealized Appreciation (Depreciation) of Investments:
    Beginning of year ..................................................    6,008,579      1,364,122      11,148,055       (339,672)
    End of year ........................................................    4,370,645      1,372,513      10,748,143      4,214,049
                                                                          -----------    -----------    ------------    -----------
  INCREASE (DECREASE) IN NET UNREALIZED APPRECIATION ...................   (1,637,934)         8,391        (399,912)     4,553,721
                                                                          -----------    -----------    ------------    -----------
NET GAIN ON INVESTMENTS ................................................      573,869         54,432         675,311      4,727,754
                                                                          -----------    -----------    ------------    -----------
INCREASE IN NET ASSETS FROM OPERATIONS .................................  $ 2,703,368    $   581,752    $  5,593,375    $ 4,701,339
                                                                          ===========    ===========    ============    ===========


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------
For the Year Ended December 31, 2003


                                                                                              SALOMON BROTHERS
                                                                          ---------------------------------------------------------
                                                                           NATIONAL      CALIFORNIA       NEW YORK          MID
                                                                           TAX FREE       TAX FREE        TAX FREE          CAP
                                                                           BOND FUND      BOND FUND       BOND FUND        FUND
                                                                          -----------    -----------    ------------    -----------
OPERATIONS:
  Net investment income (loss) .........................................  $ 2,129,499    $   527,320    $  4,918,064    $   (26,415)
  Net realized gain ....................................................    2,211,803         46,041       1,075,223        174,033
  Increase (decrease) in net unrealized appreciation ...................   (1,637,934)         8,391        (399,912)     4,553,721
                                                                          -----------    -----------    ------------    -----------
  INCREASE IN NET ASSETS FROM OPERATIONS ...............................    2,703,368        581,752       5,593,375      4,701,339
                                                                          -----------    -----------    ------------    -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 5):
  Net investment income ................................................   (2,155,254)      (527,320)     (4,982,340)            --
                                                                          -----------    -----------    ------------    -----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ............   (2,155,254)      (527,320)     (4,982,340)            --
                                                                          -----------    -----------    ------------    -----------

FUND SHARE TRANSACTIONS (NOTE 6):
  Net proceeds from sale of shares .....................................   34,834,712        501,662      25,703,716        523,233
  Net asset value of shares issued for reinvestment of dividends .......    1,905,712        515,095       4,784,677             --
  Cost of shares reacquired ............................................  (45,811,300)    (3,411,036)    (40,854,259)    (1,205,654)
                                                                          -----------    -----------    ------------    -----------
  DECREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS ..................   (9,070,876)    (2,394,279)    (10,365,866)      (682,421)
                                                                          -----------    -----------    ------------    -----------
INCREASE (DECREASE) IN NET ASSETS ......................................   (8,522,762)    (2,339,847)     (9,754,831)     4,018,918

NET ASSETS:
  Beginning of year ....................................................   57,142,724     15,555,433     127,829,076     16,862,131
                                                                          -----------    -----------    ------------    -----------
  END OF YEAR ..........................................................  $48,619,962    $13,215,586    $118,074,245    $20,881,049
                                                                          ===========    ===========    ============    ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------
For the Year Ended December 31, 2002

                                                                                             SALOMON BROTHERS
                                                                          ---------------------------------------------------------
                                                                           NATIONAL      CALIFORNIA       NEW YORK          MID
                                                                           TAX FREE       TAX FREE        TAX FREE         CAP
                                                                           BOND FUND      BOND FUND       BOND FUND        FUND
                                                                          -----------    -----------    ------------    -----------
OPERATIONS:
   Net investment income (loss) ........................................  $ 2,578,835    $   571,813    $  5,624,766    $   (26,545)
   Net realized gain (loss) ............................................      830,498        241,828       1,142,668     (1,838,330)
   Increase (decrease) in net unrealized appreciation ..................    2,771,921        439,711       6,424,227     (2,522,919)
                                                                          -----------    -----------    ------------    -----------
   INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ...................    6,181,254      1,253,352      13,191,661     (4,387,794)
                                                                          -----------    -----------    ------------    -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 5):
   Net investment income ...............................................   (2,554,278)      (571,813)     (5,604,635)            --
                                                                          -----------    -----------    ------------    -----------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ...........   (2,554,278)      (571,813)     (5,604,635)            --
                                                                          -----------    -----------    ------------    -----------

FUND SHARE TRANSACTIONS (NOTE 6):
   Net proceeds from sale of shares ....................................   12,580,286        316,275       5,149,564        573,929
   Net asset value of shares issued for reinvestment of dividends ......    1,905,237        475,153       4,279,240             --
   Cost of shares reacquired ...........................................  (29,684,776)    (2,301,539)    (29,617,857)    (2,318,445)
                                                                          -----------    -----------    ------------    -----------
   DECREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS .................  (15,199,253)    (1,510,111)    (20,189,053)    (1,744,516)
                                                                          -----------    -----------    ------------    -----------
DECREASE IN NET ASSETS .................................................  (11,572,277)      (828,572)    (12,602,027)    (6,132,310)

NET ASSETS:
   Beginning of year ...................................................   68,715,001     16,384,005     140,431,103     22,994,441
                                                                          -----------    -----------    ------------    -----------
   END OF YEAR* ........................................................  $57,142,724    $15,555,433    $127,829,076    $16,862,131
                                                                          ===========    ===========    ============    ===========

* Includes undistributed net investment income of: .....................      $25,755             --         $64,276           $772
                                                                          ===========    ===========    ============    ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Salomon Brothers National Tax Free Bond Fund ("National Tax Free Bond Fund"), Salomon Brothers California Tax Free Bond Fund ("California Tax Free Bond Fund") and Salomon Brothers New York Tax Free Bond Fund ("New York Tax Free Bond Fund") are separate non-diversified series of Salomon Funds Trust ("Trust"), a Massachusetts business trust. Salomon Brothers Mid Cap Fund ("Mid Cap Fund") is a separate diversified series of the Trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

National Tax Free Bond Fund, California Tax Free Bond Fund, New York Tax Free Bond Fund and Mid Cap Fund ("Fund(s)"), as of December 31, 2003 offer Class A shares, Class B shares, Class 2 shares and Class O shares. Expenses of each Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 distribution and service plan fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The significant accounting policies consistently followed by the Funds are in conformity with generally accepted accounting policies ("GAAP") and are as follows:

   (A) INVESTMENT SECURITY VALUATIONS. Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at closing prices. Unlisted securities or listed securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations maturing in 60 days or less) are valued on the basis of valuations furnished by a pricing service which takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of the securities. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which approximates market value. Securities, if any, for which there are no such valuations or quotations are valued at fair value as determined in good faith by or under guidelines established by the Trustees.

   (B) INCOME. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date.

   (C) FEDERAL INCOME TAXES. Each Fund has complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of its income, including any net realized gains, to shareholders. Therefore, no Federal income tax or excise tax provision is required for such Funds.

   (D) OTHER. Investment transactions are accounted for on the date the investments are purchased or sold. Realized gains and losses are determined on the identified cost basis. Distributions to shareholders and shares issuable to shareholders electing to receive distributions in shares are recorded on the ex-dividend date.

   (E) EXPENSES. The Funds bear all their costs of its operations other than expenses specifically assumed by the Manager. Expenses incurred by the Trust with respect to any two or more funds or series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

Notes to Financial Statements
(continued)


   (F) REPURCHASE AGREEMENTS. Each Fund purchases (and a custodian takes possession of) U.S. government securities from securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Funds require continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

   (G) YEAR END TAX RECLASSIFICATIONS. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. At December 31, 2003, reclassifcations were made to the capital accounts of the Mid Cap Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of overdistributed net investment income amounting to $26,415 was reclassified to paid-in-capital for the Mid Cap Fund. Net investment income, net realized gains and net assets were not affected by this change.

2. MANAGEMENT AGREEMENT AND AFFILIATED TRANSACTIONS

Salomon Brothers Asset Management Inc ("Manager"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Funds. The Manager is responsible for overall management of the Funds' business affairs, and has a separate Management Agreement with each Fund. The Manager or an affiliate also provides certain administrative services to each Fund. These administrative services include providing general office facilities and supervising the overall administration of each Fund.

The management fees paid to the Manager are accrued daily and payable monthly. The management fee is computed at the annual rate of 0.50%, 0.50%, 0.50% and 0.75% of the average daily net assets of National Tax Free Bond Fund, California Tax Free Bond Fund, New York Tax Free Bond Fund and Mid Cap Fund, respectively.

For the year ended December 31, 2003, the Funds had the following class level voluntary expense limitations, which resulted in management fee waivers and expense reimbursements.

                                         CLASS A   CLASS B    CLASS 2    CLASS O
                                         -------   -------    -------    -------
National Tax Free Bond Fund ...........   0.75%     1.50%      1.25%      0.50%
California Tax Free Bond Fund .........   0.80      1.55       1.30       0.55
New York Tax Free Bond Fund ...........   0.80      1.55       1.30       0.55
Mid Cap Fund ..........................   1.50      2.25       2.25       1.08

For the year ended December 31, 2003, the Manager waived management fees of $192,690, $72,754, $200,361 and $45,465 for National Tax Free Bond Fund,
California Tax Free Bond Fund, New York Tax Free Bond Fund and Mid Cap Fund, respectively. In addition, for the year ended December 31, 2003, the Manager has agreed to reimburse expenses totaling $14,730, for the California Tax Free Bond Fund. These expense limitations can be terminated at any time by the Manager.

Citigroup Global Markets Inc. ("CGM") (formerly known as Salomon Smith Barney Inc.), another indirect wholly-owned subsidiary of Citigroup, acts as the Funds' distributor.

There is a maximum initial sales charge of 4.00% for Class A shares of National Tax Free Bond Fund, California Tax Free Bond Fund and New York Tax Free Bond Fund. There are maximum initial sales charges of 5.75% and 1.00% for Class A and 2 shares, respectively, of Mid Cap Fund. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares of the Funds, which applies if redemption occurs within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class 2 shares of the Funds also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares of the Funds have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge. Class O shares of the Funds have no initial or contingent deferred sales charges.

Notes to Financial Statements
(continued)


During the year ended December 31, 2003, sales charges received by CGM and contingent deferred sales charges ("CDSCs") paid to CGM were as follows:

                                     SALES CHARGES              CDSCs
                                   -----------------  --------------------------
                                   CLASS A   CLASS 2  CLASS A   CLASS B  CLASS 2
--------------------------------------------------------------------------------

National Tax Free Bond Fund .....  $35,517       --   $ 3,894   $4,767   $2,159
California Tax Free Bond Fund ...    8,542       --        --       --       --
New York Tax Free Bond Fund .....   44,044       --    19,409      935       --
Mid Cap Fund ....................    3,630      $ 1        --    1,124       --

For the year ended December 31, 2003, CGM received brokerage commissions of $475 from the Mid Cap Fund.


3. INVESTMENTS

During the year ended December 31, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments) were as follows:

                                                    PURCHASES           SALES
--------------------------------------------------------------------------------
National Tax Free Bond Fund ...................    $22,713,374       $32,702,883
                                                   ===========       ===========
California Tax Free Bond Fund .................             --       $ 1,461,015
                                                   ===========       ===========
New York Tax Free Bond Fund ...................    $14,953,646       $24,885,334
                                                   ===========       ===========
Mid Cap Fund ..................................    $13,935,090       $14,213,138
                                                   ===========       ===========

At December 31, 2003, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                          GROSS          GROSS           NET
                                       UNREALIZED     UNREALIZED     UNREALIZED
                                      APPRECIATION   DEPRECIATION   APPRECIATION
--------------------------------------------------------------------------------
National Tax Free Bond Fund ........  $ 4,401,914     $ (31,269)     $ 4,370,645
California Tax Free Bond Fund ......    1,372,513            --        1,372,513
New York Tax Free Bond Fund ........   10,774,919       (26,776)      10,748,143
Mid Cap Fund .......................    4,489,002      (274,953)       4,214,049


4. CLASS SPECIFIC EXPENSES

Pursuant to a Rule 12b-1 Distribution and Service Plan, each Fund pays a service fee with respect to its Class A, B and 2 shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. Each Fund also pays a distribution fee with respect to Class B shares calculated at the annual rate of 0.75% of the average daily net assets of that class. National Tax Free Bond Fund, California Tax Free Bond Fund and New York Tax Free Bond Fund each pay a distribution fee with respect to Class 2 shares calculated at the annual rate of 0.50% of the average daily net assets of that class. Mid Cap Fund pays a distribution fee with respect to Class 2 shares calculated at the annual rate of 0.75% of the average daily net assets of that class. For the year ended December 31, 2003, total Rule 12b-1 Distribution and Service Plan fees, which are accrued daily and paid monthly, were as follows:

                                                CLASS A      CLASS B     CLASS 2
                                                --------     -------     -------

National Tax Free Bond Fund .................   $121,298     $49,066     $14,778
California Tax Free Bond Fund ...............     35,627       2,720         195
New York Tax Free Bond Fund .................    309,396       3,147       3,091
Mid Cap Fund ................................        425       1,334         781

Notes to Financial Statements
(continued)


For the year ended December 31, 2003, total Shareholder Servicing fees were as follows:

                                      CLASS A    CLASS B    CLASS 2     CLASS O
--------------------------------------------------------------------------------
National Tax Free Bond Fund ........  $40,387     $4,061     $1,661     $   138
California Tax Free Bond Fund ......    4,813         93          9           0*
New York Tax Free Bond Fund ........   59,266        150        187          44
Mid Cap Fund .......................      125         86         54      11,391


For the year ended December 31, 2003, total Shareholder Communication expenses were as follows:

                                      CLASS A    CLASS B    CLASS 2     CLASS O
--------------------------------------------------------------------------------
National Tax Free Bond Fund ........  $18,352     $1,868     $  737     $    70
California Tax Free Bond Fund ......    5,575         94         10           1
New York Tax Free Bond Fund ........   37,014         94        130          28
Mid Cap Fund .......................       41         34         20       4,242



----------
 * Amount represents less than $1.00.


5. DISTRIBUTIONS PAID TO SHAREHOLDERS BY CLASS

                                                      YEAR ENDED     YEAR ENDED
                                                     DECEMBER 31,   DECEMBER 31,
                                                         2003           2002
                                                     ------------   ------------
NATIONAL TAX FREE BOND FUND:
NET INVESTMENT INCOME
   Class A ........................................   $1,924,384     $2,335,292
   Class B ........................................      156,063        153,307
   Class 2 ........................................       67,487         56,538
   Class O ........................................        7,320          9,141
                                                      ----------     ----------
   Total ..........................................   $2,155,254     $2,554,278
                                                      ==========     ==========
CALIFORNIA TAX FREE BOND FUND:
NET INVESTMENT INCOME
   Class A ........................................   $  518,620     $  568,333
   Class B ........................................        7,804          3,227
   Class 2 ........................................          817            236
   Class O ........................................           79             17
                                                      ----------     ----------
   Total ..........................................   $  527,320     $  571,813
                                                      ==========     ==========
NEW YORK TAX FREE BOND FUND:
NET INVESTMENT INCOME
   Class A ........................................   $4,954,495     $5,601,061
   Class B ........................................       10,014          1,580
   Class 2 ........................................       13,942            346
   Class O ........................................        3,889          1,648
                                                      ----------     ----------
   Total ..........................................   $4,982,340     $5,604,635
                                                      ==========     ==========

Notes to Financial Statements
(continued)


6. SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest without par value for National Tax Free Bond Fund, California Tax Free Bond Fund and New York Tax Free Bond Fund and with a par value of $0.001 per share for Mid Cap Fund.

Transactions in Fund shares for the periods indicated were as follows:

                                               YEAR ENDED                  YEAR ENDED
                                           DECEMBER 31, 2003           DECEMBER 31, 2002
                                       ------------------------    ------------------------
                                        SHARES         AMOUNT        SHARES       AMOUNT
                                       ---------    -----------    ---------    -----------
NATIONAL TAX FREE BOND FUND:
CLASS A
   Shares sold .....................   2,669,098    $31,580,892      927,942    $ 10,792,434
   Shares issued on reinvestment ...     149,110      1,756,036      156,772       1,805,886
   Shares reacquired ...............   (3,541,350)  (41,937,070)   (2,427,845)   (27,982,377)
                                       ---------    -----------    ---------    ------------
   Net Decrease ....................    (723,142)   $(8,600,142)   (1,343,131)  $(15,384,057)
                                       =========    ===========    =========    ============
CLASS B
   Shares sold .....................      92,971    $ 1,099,090       90,980    $  1,056,513
   Shares issued on reinvestment ...       7,710         91,334        4,924          57,019
   Shares reacquired ...............    (147,741)    (1,744,911)     (98,816)     (1,134,866)
                                       ---------    -----------    ---------    ------------
   Net Decrease ....................     (47,060)   $  (554,487)      (2,912)   $    (21,334)
                                       =========    ===========    =========    ============
CLASS 2
   Shares sold .....................     177,425    $ 2,090,992       52,043    $    601,296
   Shares issued on reinvestment ...       4,353         52,612        2,927          33,839
   Shares reacquired ...............    (169,952)    (1,997,513)     (23,560)       (272,469)
                                       ---------    -----------    ---------    ------------
   Net Increase ....................      11,826    $   146,091       31,410    $    362,666
                                       =========    ===========    =========    ============
CLASS O
   Shares sold .....................       5,209    $    63,738       10,969    $    130,043
   Shares issued on reinvestment ...         480          5,730          736           8,493
   Shares reacquired ...............     (10,875)      (131,806)     (25,846)       (295,064)
                                       ---------    -----------    ---------    ------------
   Net Decrease ....................      (5,186)   $   (62,338)     (14,141)   $   (156,528)
                                       =========    ===========    =========    ============
CALIFORNIA TAX FREE BOND FUND:
CLASS A
   Shares sold .....................      39,568    $   423,299        6,173    $     65,159
   Shares issued on reinvestment ...      48,181        510,920       45,319         474,173
   Shares reacquired ...............    (309,140)    (3,259,851)    (219,955)     (2,269,510)
                                       ---------    -----------    ---------    ------------
   Net Decrease ....................    (221,391)   $(2,325,632)    (168,463)   $ (1,730,178)
                                       =========    ===========    =========    ============
CLASS B
   Shares sold .....................       7,328    $    78,363       21,068    $    223,389
   Shares issued on reinvestment ...         292          3,279           68             727
   Shares reacquired ...............     (14,277)      (151,185)      (3,009)        (32,029)
                                       ---------    -----------    ---------    ------------
   Net Increase (Decrease) .........      (6,657)   $   (69,543)      18,127    $    192,087
                                       =========    ===========    =========    ============
CLASS 2*
   Shares sold .....................          --             --        2,392    $     25,737
   Shares issued on reinvestment ...          77    $       817           22             236
                                       ---------    -----------    ---------    ------------
   Net Increase ....................          77    $       817        2,414    $     25,973
                                       =========    ===========    =========    ============
CLASS O**
   Shares sold .....................          --             --          184    $      1,990
   Shares issued on reinvestment ...           7    $        79            2              17
                                       ---------    -----------    ---------    ------------
   Net Increase ....................           7    $        79          186    $      2,007
                                       =========    ===========    =========    ============

Notes to Financial Statements
(continued)

                                               YEAR ENDED                    YEAR ENDED
                                            DECEMBER 31, 2003             DECEMBER 31, 2002
                                       --------------------------    --------------------------
                                          SHARES         AMOUNT         SHARES         AMOUNT
                                       ----------    ------------    ----------    ------------
NEW YORK TAX FREE BOND FUND:
CLASS A
   Shares sold .....................    2,079,678    $ 24,813,975       412,505    $  4,799,341
   Shares issued on reinvestment ...      400,250       4,775,651       367,305       4,277,764
   Shares reacquired ...............   (3,421,134)    (40,703,268)   (2,550,243)    (29,592,962)
                                       ----------    ------------    ----------    ------------
   Net Decrease ....................     (941,206)   $(11,113,642)   (1,770,433)   $(20,515,857)
                                       ==========    ============    ==========    ============
CLASS B
   Shares sold .....................       17,162    $    204,341        18,994    $    223,640
   Shares issued on reinvestment ...          583           6,965           112           1,312
   Shares reacquired ...............       (5,713)        (67,523)       (2,103)        (24,895)
                                       ----------    ------------    ----------    ------------
   Net Increase ....................       12,032    $    143,783        17,003    $    200,057
                                       ==========    ============    ==========    ============
CLASS 2*
   Shares sold .....................       56,881    $    685,400         3,089    $     36,969
   Shares issued on reinvestment ...          167           2,015            10             119
   Shares reacquired ...............       (7,113)        (83,468)           --              --
                                       ----------    ------------    ----------    ------------
   Net Increase ....................       49,935    $    603,947         3,099    $     37,088
                                       ==========    ============    ==========    ============
CLASS O
   Shares sold .....................           --              --         7,677    $     89,614
   Shares issued on reinvestment ...            4    $         46             4              45
                                       ----------    ------------    ----------    ------------
   Net Increase ....................            4    $         46         7,681    $     89,659
                                       ==========    ============    ==========    ============
MID CAP FUND:
CLASS A
   Shares sold .....................        9,557    $    142,992         8,025    $    132,571
   Shares reacquired ...............       (2,357)        (34,706)       (2,094)        (32,639)
                                       ----------    ------------    ----------    ------------
   Net Increase ....................        7,200    $    108,286         5,931    $     99,932
                                       ==========    ============    ==========    ============
CLASS B
   Shares sold .....................        9,105    $    124,779        15,452    $    234,122
   Shares reacquired ...............       (8,216)       (118,848)       (7,933)       (128,569)
                                       ----------    ------------    ----------    ------------
   Net Increase ....................          889    $      5,931         7,519    $    105,553
                                       ==========    ============    ==========    ============
CLASS 2*
   Shares sold .....................        4,513    $     59,285         4,572    $     64,941
   Shares reacquired ...............           --              --        (2,598)        (33,939)
                                       ----------    ------------    ----------    ------------
   Net Increase ....................        4,513    $     59,285         1,974    $     31,002
                                       ==========    ============    ==========    ============
CLASS O
   Shares sold .....................       12,492    $    196,177         8,594    $    142,295
   Shares reacquired ...............      (72,561)     (1,052,100)     (144,785)     (2,123,298)
                                       ----------    ------------    ----------    ------------
   Net Decrease ....................      (60,069)   $   (855,923)     (136,191)   $ (1,981,003)
                                       ==========    ============    ==========    ============


----------
  * Inception dates for Class 2 shares were as follows:
    California Tax Free Bond Fund -- September 9, 2002
    New York Tax Free Bond Fund -- July 19, 2002
    Mid Cap Fund -- May 7, 2002

** Inception date for Class O shares of California Tax Free Bond Fund was
   October 8, 2002.

Notes to Financial Statements
(continued)


7. CAPITAL LOSS CARRYFORWARD

At December 31, 2003, the National Tax Free Bond Fund, California Tax Free Bond Fund, New York Tax Free Bond Fund and Mid Cap Fund had, for Federal income tax purposes, approximately $7,384,000, $3,118,000, $9,097,000 and $1,895,000,
respectively, unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that such gains will not be distributed.

                                         2007           2008         2009           2010         2011
                                      ----------     ----------     --------     ----------     --------
National Tax Free Bond Fund .......   $3,953,000     $3,431,000           --             --           --
California Tax Free Bond Fund .....    2,407,000        711,000           --             --           --
New York Tax Free Bond Fund .......    3,631,000      5,263,000     $203,000             --           --
Mid Cap Fund ......................           --             --      225,000     $1,249,000     $421,000


8. INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

At December 31, 2003, the tax basis components of distributable earnings were:

                                                      ACCUMULATED    UNREALIZED
FUND                                                CAPITAL LOSSES  APPRECIATION
--------------------------------------------------------------------------------
National Tax Free Bond Fund ......................  $(7,383,760)    $ 4,370,645
California Tax Free Bond Fund ....................   (3,118,388)      1,372,513
New York Tax Free Bond Fund ......................   (9,097,121)     10,748,143
Mid Cap Fund .....................................   (1,894,886)      4,214,049

At December 31, 2003, there was no difference between book basis and tax basis unrealized appreciation for the Funds.

The tax character of distributions paid during the year ended December 31, 2003 was:

                                         TAX-EXEMPT      ORDINARY
FUND                                       INCOME         INCOME        TOTAL
--------------------------------------------------------------------------------
National Tax Free Bond Fund ...........  $2,154,104      $ 1,150      $2,155,254
California Tax Free Bond Fund .........     525,570        1,750         527,320
New York Tax Free Bond Fund ...........   4,950,326       32,014       4,982,340

For the year ended December 31, 2003, the Mid Cap Fund did not make any distributions.

At December 31, 2002, the tax basis components of distributable earnings were:

                                      UNDISTRIBUTED                 UNREALIZED
                                       TAX-EXEMPT    ACCUMULATED   APPRECIATION
FUND                                     INCOME    CAPITAL LOSSES (DEPRECIATION)
--------------------------------------------------------------------------------

National Tax Free Bond Fund .........  $   25,755   $ (9,595,563)  $ 6,008,579
California Tax Free Bond Fund .......          --     (3,164,429)    1,364,122
New York Tax Free Bond Fund .........      64,276    (10,172,344)   11,148,055
Mid Cap Fund ........................          --     (1,473,681)     (344,976)

At December 31, 2002, the difference between book basis and tax basis unrealized depreciation for the Mid Cap Fund was attributable primarily to wash sale loss deferrals. There was no difference for the other funds.

Notes to Financial Statements
(continued)


The tax character of distributions paid during the year ended December 31, 2002 was:

                                         TAX-EXEMPT     ORDINARY
FUND                                       INCOME        INCOME          TOTAL
--------------------------------------------------------------------------------
National Tax Free Bond Fund ...........  $2,552,631      $ 1,647      $2,554,278
California Tax Free Bond Fund .........     570,152        1,661         571,813
New York Tax Free Bond Fund ...........   5,503,288      101,347       5,604,635

For the year ended December 31, 2002, the Mid Cap Fund did not make any distributions.


9. ADDITIONAL INFORMATION

The Funds have received the following information from Citigroup Asset Management ("CAM"), the Citigroup business unit which includes the Funds' Investment Manager and other investment advisory companies, all of which are indirect, wholly-owned subsidiaries of Citigroup. CAM is reviewing its entry, through an affiliate, into the transfer agent business in the period 1997-1999. As CAM currently understands the facts, at the time CAM decided to enter the transfer agent business, CAM sub-contracted for a period of five years certain of the transfer agency services to a third party and also concluded a revenue guarantee agreement with this sub-contractor providing that the sub-contractor would guarantee certain benefits to CAM or its affiliates (the "Revenue Guarantee Agreement"). In connection with the subsequent purchase of the sub-contractor's business by an affiliate of the current sub-transfer agent (PFPC Inc.) used by CAM on many of the funds it manages, this Revenue Guarantee Agreement was amended eliminating those benefits in exchange for arrangements that included a one-time payment from the sub-contractor.

The Boards of CAM-managed funds (the "Boards") were not informed of the Revenue Guarantee Agreement with the sub- contractor at the time the Boards considered and approved the transfer agent arrangements. Nor were the Boards informed of the subsequent amendment to the Revenue Guarantee Agreement when that occurred.

CAM has begun to take corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the Revenue Guarantee Agreement and its amendment. CAM also plans an independent review to verify that the transfer agency fees charged by CAM were fairly priced as compared to competitive alternatives. CAM is instituting new procedures and making changes designed to ensure no similar arrangements are entered into in the future.

CAM has briefed the SEC, the New York State Attorney General and other regulators with respect to this matter, as well as the U.S. Attorney who is investigating the matter. CAM is cooperating with governmental authorities on this matter, the ultimate outcome of which is not yet determinable.

The Funds' transfer agent is PFPC Inc., which is not affiliated with CAM.


10. SUBSEQUENT EVENT

Effective February 2, 2004, the 1.00% initial sales charge on Class 2 shares will no longer be imposed for the Mid Cap Fund.

--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------


For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

SALOMON BROTHERS NATIONAL TAX FREE BOND FUND
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                CLASS A SHARES
                                                                              ----------------------------------------------------
                                                                                2003       2002       2001       2000        1999
                                                                              -------    -------    -------    -------    --------
NET ASSET VALUE, BEGINNING OF YEAR .........................................   $11.79     $11.13     $11.26     $10.54      $11.43
                                                                              -------    -------    -------    -------    --------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income ...................................................     0.46*      0.48*      0.50       0.51        0.47
   Net realized and unrealized gain (loss) .................................     0.13       0.66      (0.12)      0.73       (0.90)
                                                                              -------    -------    -------    -------    --------
Total Income (Loss) From Operations ........................................     0.59       1.14       0.38       1.24       (0.43)
                                                                              -------    -------    -------    -------    --------
LESS DISTRIBUTIONS FROM:
   Net investment income ...................................................    (0.47)     (0.48)     (0.51)     (0.52)      (0.45)
   Net realized gains ......................................................       --         --         --         --       (0.01)
                                                                              -------    -------    -------    -------    --------
Total Distributions ........................................................    (0.47)     (0.48)     (0.51)     (0.52)      (0.46)
                                                                              -------    -------    -------    -------    --------
NET ASSET VALUE, END OF YEAR ...............................................   $11.91     $11.79     $11.13     $11.26      $10.54
                                                                              =======    =======    =======    =======    ========
RATIOS/SUPPLEMENTAL DATA:
NET ASSETS, END OF YEAR (000S) .............................................  $42,210    $50,325    $62,440    $72,875    $106,449
   Ratio of expenses to average net assets (1)(2) ..........................     0.75%      0.76%      0.80%      0.80%       0.80%
   Ratio of expenses to average net assets after fees paid indirectly (1) ..      N/A        N/A       0.80       0.80        0.81
   Ratio of net investment income to average net assets ....................     3.92       4.22       4.28       4.67        4.14
PORTFOLIO TURNOVER RATE ....................................................       42%        12%        15%        46%        112%
TOTAL RETURN (3) ...........................................................     5.07%     10.41%      3.39%     12.10%      (3.86)%

Note: If Agents of the Fund had not voluntarily agreed to waive all or a portion of their fees for the period, the expenses were not reduced for fees paid indirectly and the Manager had not voluntarily assumed expenses, the net investment income per share and the ratios would have been as follows:

  Net investment income per share .........................................     $0.42*     $0.44*     $0.43      $0.46       $0.42
  Ratio of expenses to average net assets .................................      1.10%      1.18%      1.52%      1.32%       1.20%
  Ratio of net investment income to average net assets ....................      3.57       3.80       3.56       4.15        3.74

SALOMON BROTHERS NATIONAL TAX FREE BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    CLASS B SHARES
                                                                              -----------------------------
                                                                                2003       2002      2001(4)
                                                                              -------    -------    -------
NET ASSET VALUE, BEGINNING OF YEAR .........................................   $11.80     $11.14     $11.46
                                                                              -------    -------    -------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income ...................................................     0.37*      0.40*      0.07*
   Net realized and unrealized gain (loss) .................................     0.13       0.65      (0.31)
                                                                              -------    -------    -------
Total Income (Loss) From Operations ........................................     0.50       1.05      (0.24)
                                                                              -------    -------    -------
LESS DISTRIBUTIONS FROM:
   Net investment income ...................................................    (0.37)     (0.39)     (0.08)
                                                                              -------    -------    -------
Total Distributions ........................................................    (0.37)     (0.39)     (0.08)
                                                                              -------    -------    -------
NET ASSET VALUE, END OF YEAR ...............................................   $11.93     $11.80     $11.14
                                                                              =======    =======    =======
RATIOS/SUPPLEMENTAL DATA:
NET ASSETS, END OF YEAR (000S) .............................................   $4,330     $4,839     $4,599
   Ratio of expenses to average net assets (1)(5) ..........................     1.50%      1.49%      1.53%+
   Ratio of expenses to average net assets after fees paid indirectly (1) ..      N/A        N/A       1.53+
   Ratio of net investment income to average net assets ....................     3.16       3.43       3.55+
PORTFOLIO TURNOVER RATE ....................................................       42%        12%        15%
TOTAL RETURN (3) ...........................................................     4.35%      9.59%     (2.09)%++

Note: If Agents of the Fund had not voluntarily agreed to waive all or a portion of their fees for the period, the expenses were not reduced for fees paid indirectly and the Manager had not voluntarily assumed expenses, the net investment income per share and the ratios would have been as follows:

  Net investment income per share .........................................     $0.33*     $0.35*     $0.06*
  Ratio of expenses to average net assets .................................      1.85%      1.91%      2.22%+
  Ratio of net investment income to average net assets ....................      2.81       3.02       2.86+

----------
(1) The expense ratios for 2001, 2000 and 1999 reflect the effects of expense offset arrangements with its service providers.

(2) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.75% for Class A shares. Prior to January 30, 2002 the expense limitation was 0.80%.

(3) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.

(4)  For the period October 12, 2001 (inception date) to December 31, 2001.

(5) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.50% for Class B shares.

* Per share amounts have been calculated using the monthly average shares method.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

Financial Highlights
(continued)


For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

SALOMON BROTHERS NATIONAL TAX FREE BOND FUND
---------------------------------------------------------------------------------------------------------------
                                                                                       CLASS 2 SHARES
                                                                              ---------------------------------
                                                                                2003       2002      2001(1)
                                                                              -------    -------    -------
NET ASSET VALUE, BEGINNING OF YEAR .........................................   $11.80     $11.13     $11.42
                                                                              -------    -------    -------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income ...................................................     0.40*      0.43*      0.05*
   Net realized and unrealized gain (loss) .................................     0.12       0.66      (0.28)
                                                                              -------    -------    -------
Total Income (Loss) From Operations ........................................     0.52       1.09      (0.23)
                                                                              -------    -------    -------
LESS DISTRIBUTIONS FROM:

   Net investment income ...................................................    (0.40)     (0.42)     (0.06)
                                                                              -------    -------    -------
Total Distributions ........................................................    (0.40)     (0.42)     (0.06)
                                                                              -------    -------    -------
NET ASSET VALUE, END OF YEAR ...............................................   $11.92     $11.80     $11.13
                                                                              =======    =======    =======
RATIOS/SUPPLEMENTAL DATA:
NET ASSETS, END OF YEAR (000S) .............................................   $1,923     $1,763     $1,314
   Ratio of expenses to average net assets (2)(3) ..........................     1.25%      1.25%      1.25%+
   Ratio of expenses to average net assets after fees paid indirectly (2) ..      N/A        N/A       1.25+
   Ratio of net investment income to average net assets ....................     3.41       3.69       3.73+
PORTFOLIO TURNOVER RATE ....................................................       42%        12%        15%
TOTAL RETURN (4) ...........................................................     4.53%      9.96%     (2.10)%++

Note: If Agents of the Fund had not voluntarily agreed to waive all or a portion of their fees for the period, the expenses were not reduced for fees paid indirectly and the Manager had not voluntarily assumed expenses, the net investment income per share and the ratios would have been as follows:

  Net investment income per share .........................................     $0.36*     $0.38*     $0.04*
  Ratio of expenses to average net assets .................................      1.60%      1.67%      1.94%+
  Ratio of net investment income to average net assets ....................      3.06       3.27       3.04+

SALOMON BROTHERS NATIONAL TAX FREE BOND FUND
---------------------------------------------------------------------------------------------------------------
                                                                                       CLASS O SHARES
                                                                              ---------------------------------
                                                                                 2003       2002       2001(1)
                                                                              -------    -------    -------
NET ASSET VALUE, BEGINNING OF YEAR .........................................   $11.79     $11.13     $11.42
                                                                              -------    -------    -------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income ...................................................     0.49*      0.50*      0.06*
   Net realized and unrealized gain (loss) .................................     0.14       0.67      (0.29)
                                                                              -------    -------    -------
Total Income (Loss) From Operations ........................................     0.63       1.17      (0.23)
                                                                              -------    -------    -------
LESS DISTRIBUTIONS FROM:
   Net investment income ...................................................    (0.49)     (0.51)     (0.06)
                                                                              -------    -------    -------
Total Distributions ........................................................    (0.49)     (0.51)     (0.06)
                                                                              -------    -------    -------
NET ASSET VALUE, END OF YEAR ...............................................   $11.93     $11.79     $11.13
                                                                              =======    =======    =======
RATIOS/SUPPLEMENTAL DATA:
NET ASSETS, END OF YEAR (000S) .............................................     $157       $216       $362
   Ratio of expenses to average net assets (2)(5) ..........................     0.50%      0.50%      0.50%+
   Ratio of expenses to average net assets after fees paid indirectly (2) ..      N/A        N/A       0.50+
   Ratio of net investment income to average net assets ....................     4.18       4.39       4.48+
PORTFOLIO TURNOVER RATE ....................................................       42%        12%        15%
TOTAL RETURN (4) ...........................................................     5.48%     10.69%     (2.01)%++

Note: If Agents of the Fund had not voluntarily agreed to waive all or a portion of their fees for the period, the expenses were not reduced for fees paid indirectly and the Manager had not voluntarily assumed expenses, the net investment income per share and the ratios would have been as follows:

   Net investment income per share .........................................    $0.45*     $0.46*     $0.05*
   Ratio of expenses to average net assets .................................     0.85%      0.91%      1.19%+
   Ratio of net investment income to average net assets ....................     3.83       3.98       3.79+

-------------
(1)  For the period November 19, 2001 (inception date) to December 31, 2001.

(2) The expense ratios for 2001, 2000 and 1999 reflect the effects of expense offset arrangements with its service providers.

(3) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.25% for Class 2 shares.

(4) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.

(5) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.50% for Class O shares.

* Per share amounts have been calculated using the monthly average shares method.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

Financial Highlights
(continued)


For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

SALOMON BROTHERS CALIFORNIA TAX FREE BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                CLASS A SHARES
                                                                              ----------------------------------------------------
                                                                                2003       2002       2001       2000        1999
                                                                              -------    -------    -------    -------    --------
NET ASSET VALUE, BEGINNING OF YEAR .........................................   $10.63     $10.17     $10.31      $9.43      $10.08
                                                                              -------    -------    -------    -------    --------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income ...................................................     0.39*      0.39*      0.43       0.44        0.40
   Net realized and unrealized gain (loss) .................................     0.07       0.46      (0.14)      0.88       (0.65)
                                                                              -------    -------    -------    -------    --------
Total Income (Loss) From Operations ........................................     0.46       0.85       0.29       1.32       (0.25)
                                                                              -------    -------    -------    -------    --------
LESS DISTRIBUTIONS FROM:
   Net investment income ...................................................    (0.39)     (0.39)     (0.43)     (0.44)      (0.40)
                                                                              -------    -------    -------    -------    --------
Total Distributions ........................................................    (0.39)     (0.39)     (0.43)     (0.44)      (0.40)
                                                                              -------    -------    -------    -------    --------
NET ASSET VALUE, END OF YEAR ...............................................   $10.70     $10.63     $10.17     $10.31       $9.43
                                                                              =======    =======    =======    =======    ========
RATIOS/SUPPLEMENTAL DATA:
NET ASSETS, END OF YEAR (000S) .............................................  $13,009    $15,280    $16,332    $20,748     $34,396
   Ratio of expenses to average net assets (1)(2) ..........................     0.80%      0.80%      0.80%      0.80%       0.70%
   Ratio of expenses to average net assets after fees paid indirectly (1) ..      N/A        N/A       0.81       0.81        0.70
   Ratio of net investment income to average net assets ....................     3.64       3.71       4.04       4.52        4.06
PORTFOLIO TURNOVER RATE ....................................................        0%         9%         8%        58%        116%
TOTAL RETURN (3) ...........................................................     4.40%      8.47%      2.83%     14.33%      (2.54)%

Note: If Agents of the Fund had not voluntarily agreed to waive all or a portion of their fees for the period, the expenses were not reduced for fees paid indirectly and the Manager had not voluntarily assumed expenses, the net investment income per share and the ratios would have been as follows:

   Net investment income per share .........................................    $0.32*     $0.26*     $0.24      $0.34       $0.33
   Ratio of expenses to average net assets .................................     1.40%      2.05%      2.43%      1.82%       1.41%
   Ratio of net investment income to average net assets ....................     3.04       2.46       2.41       3.52        3.35

SALOMON BROTHERS CALIFORNIA TAX FREE BOND FUND
-------------------------------------------------------------------------------------------------------------
                                                                                      CLASS B SHARES
                                                                              -------------------------------
                                                                                2003       2002      2001(4)
                                                                              -------    -------    -------
NET ASSET VALUE, BEGINNING OF YEAR .........................................   $10.63     $10.18     $10.51
                                                                              -------    -------    -------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income ...................................................     0.31*      0.30*      0.07*
   Net realized and unrealized gain (loss) .................................     0.08       0.46      (0.32)
                                                                              -------    -------    -------
Total Income (Loss) From Operations ........................................     0.39       0.76      (0.25)
                                                                              -------    -------    -------
LESS DISTRIBUTIONS FROM:
   Net investment income ...................................................    (0.31)     (0.31)     (0.08)
                                                                              -------    -------    -------
Total Distributions ........................................................    (0.31)     (0.31)     (0.08)
                                                                              -------    -------    -------
NET ASSET VALUE, END OF YEAR ...............................................   $10.71     $10.63     $10.18
                                                                              =======    =======    =======
RATIOS/SUPPLEMENTAL DATA:
NET ASSETS, END OF YEAR (000S) .............................................     $178       $247        $52
   Ratio of expenses to average net assets (1)(5) ..........................     1.55%      1.53%      1.56%+
   Ratio of expenses to average net assets after fees paid indirectly (1) ..      N/A        N/A       1.57%+
   Ratio of net investment income to average net assets ....................     2.86       2.88       3.23+
PORTFOLIO TURNOVER RATE ....................................................        0%         9%         8%
TOTAL RETURN (3) ...........................................................     3.70%      7.66%     (2.39)%++

Note: If Agents of the Fund had not voluntarily agreed to waive all or a portion of their fees for the period, the expenses were not reduced for fees paid indirectly and the Manager had not voluntarily assumed expenses, the net investment income per share and the ratios would have been as follows:

   Net investment income per share .........................................    $0.25*     $0.17*     $0.03*
   Ratio of expenses to average net assets .................................     2.11%      2.76%      3.19%+
   Ratio of net investment income to average net assets ....................     2.31       1.66       1.60+

-------------
(1) The expense ratios for 2001, 2000 and 1999 reflect the effects of expense offset arrangements with its service providers.

(2) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.80% for Class A shares.

(3) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.

(4)  For the period October 5, 2001 (inception date) to December 31, 2001.

(5) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.55% for Class B shares.

* Per share amounts have been calculated using the monthly average shares method.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

Financial Highlights
(continued)


For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

SALOMON BROTHERS CALIFORNIA TAX FREE BOND FUND
--------------------------------------------------------------------------------
                                                              CLASS 2 SHARES
                                                            --------------------
                                                             2003     2002(1)
                                                            ------    ------
NET ASSET VALUE, BEGINNING OF YEAR .......................  $10.63    $10.76
                                                            ------    ------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income .................................    0.33*     0.10*
   Net realized and unrealized gain (loss) ...............    0.07     (0.13)
                                                            ------    ------
Total Income (Loss) From Operations ......................    0.40     (0.03)
                                                            ------    ------
LESS DISTRIBUTIONS FROM:
   Net investment income .................................   (0.33)    (0.10)
                                                            ------    ------
Total Distributions ......................................   (0.33)    (0.10)
                                                            ------    ------
NET ASSET VALUE, END OF YEAR .............................  $10.70    $10.63
                                                            ======    ======
RATIOS/SUPPLEMENTAL DATA:
NET ASSETS, END OF YEAR (000S) ...........................     $27       $26
   Ratio of expenses to average net assets (2)(3) ........    1.30%     1.30%+
   Ratio of net investment income to average net assets ..    3.14      3.07+
PORTFOLIO TURNOVER RATE ..................................       0%        9%
TOTAL RETURN (4) .........................................    3.87%    (0.28)%++

Note: If Agents of the Fund had not voluntarily agreed to waive all or a portion of their fees for the period and the Manager had not voluntarily assumed expenses, the net investment income per share and the ratios would have been as follows:

   Net investment income per share .......................   $0.27*    $0.06*
   Ratio of expenses to average net assets ...............    1.89%     2.51%+
   Ratio of net investment income to average net assets ..    2.55      1.86+

SALOMON BROTHERS CALIFORNIA TAX FREE BOND FUND
--------------------------------------------------------------------------------
                                                              CLASS O SHARES
                                                            --------------------
                                                             2003     2002(5)
                                                            ------    ------
NET ASSET VALUE, BEGINNING OF YEAR .......................  $10.63    $10.81
                                                            ------    ------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income .................................    0.42*     0.09*
   Net realized and unrealized gain (loss) ...............    0.08     (0.18)
                                                            ------    ------
Total Income (Loss) From Operations ......................    0.50     (0.09)
                                                            ------    ------
LESS DISTRIBUTIONS FROM:
   Net investment income .................................   (0.42)    (0.09)
                                                            ------    ------
Total Distributions ......................................   (0.42)    (0.09)
                                                            ------    ------
NET ASSET VALUE, END OF YEAR .............................  $10.71    $10.63
                                                            ======    ======
RATIOS/SUPPLEMENTAL DATA:
NET ASSETS, END OF YEAR (000S) ...........................      $2        $2
   Ratio of expenses to average net assets (2)(6) ........    0.45%     0.47%+
   Ratio of net investment income to average net assets ..    3.94      3.94+
PORTFOLIO TURNOVER RATE ..................................       0%        9%
TOTAL RETURN (4) .........................................    4.76%    (0.79)%++

Note: If Agents of the Fund had not voluntarily agreed to waive all or a portion of their fees for the period and the Manager had not voluntarily assumed expenses, the net investment income per share and the ratios would have been as follows:

   Net investment income per share .......................   $0.35*    $0.06*
   Ratio of expenses to average net assets ...............    1.06%     1.70%+
   Ratio of net investment income to average net assets ..    3.33      2.72+

----------

(1)  For the period September 9, 2002 (inception date) to December 31, 2002.

(2) The expense ratios for 2001, 2000 and 1999 reflect the effects of expense offset arrangements with its service providers.

(3) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.30% for Class 2 shares.

(4) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.

(5)  For the period October 8, 2002 (inception date) to December 31, 2002.

(6) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.55% for Class O shares.

* Per share amounts have been calculated using the monthly average shares method.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

Financial Highlights
(continued)


For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

SALOMON BROTHERS NEW YORK TAX FREE BOND FUND
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                CLASS A SHARES
                                                                              ----------------------------------------------------
                                                                                2003       2002       2001       2000        1999
                                                                              -------    -------    -------    -------    --------
NET ASSET VALUE, BEGINNING OF YEAR .........................................   $11.91     $11.26     $11.44     $10.79      $11.69
                                                                              -------    -------    -------    -------    --------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income ...................................................     0.47*      0.49*      0.54       0.60        0.51
   Net realized and unrealized gain (loss) .................................     0.08       0.65      (0.16)      0.61       (0.94)
                                                                              -------    -------    -------    -------    --------
Total Income (Loss) From Operations ........................................     0.55       1.14       0.38       1.21       (0.43)
                                                                              -------    -------    -------    -------    --------
LESS DISTRIBUTIONS FROM:
   Net investment income ...................................................    (0.47)     (0.49)     (0.56)     (0.56)      (0.47)
                                                                              -------    -------    -------    -------    --------
Total Distributions ........................................................    (0.47)     (0.49)     (0.56)     (0.56)      (0.47)
                                                                              -------    -------    -------    -------    --------
NET ASSET VALUE, END OF YEAR ...............................................   $11.99     $11.91     $11.26     $11.44      $10.79
                                                                              =======    =======    =======    =======    ========
RATIOS/SUPPLEMENTAL DATA:
NET ASSETS, END OF YEAR (000S) ............................................. $116,982   $127,482   $140,416   $172,420    $224,144
   Ratio of expenses to average net assets (1) .............................     0.80%      0.80%      0.80%      0.80%       0.80%
   Ratio of net investment income to average net assets ....................     3.95       4.19       4.53       4.81        4.40
PORTFOLIO TURNOVER RATE ....................................................       12%        13%        16%        15%         30%
TOTAL RETURN (2) ...........................................................     4.77%     10.25%      3.32%     11.54%      (3.73)%

Note: If Agents of the Fund, had not voluntarily agreed to waive all or a portion of their fees for the period indicated and the expenses were not reduced for fees paid indirectly, the net investment income per share and the ratios would have been as follows:

   Net investment income per share .........................................    $0.45*     $0.46*     $0.51      $0.55       $0.47
   Ratio of expenses to average net assets .................................     0.96%      1.00%      1.21%      1.16%       1.13%
   Ratio of net investment income to average net assets ....................     3.79       3.99       4.12       4.45        4.07

SALOMON BROTHERS NEW YORK TAX FREE BOND FUND
-----------------------------------------------------------------------------------------------------------
                                                                                     CLASS B SHARES
                                                                              -----------------------------
                                                                                2003       2002      2001(3)
                                                                              -------    -------    -------
NET ASSET VALUE, BEGINNING OF YEAR .........................................   $11.91     $11.26     $11.53
                                                                              -------    -------    -------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income ...................................................     0.38*      0.32*      0.04*
   Net realized and unrealized gain (loss) .................................     0.08       0.73      (0.26)
                                                                              -------    -------    -------
Total Income (Loss) From Operations ........................................     0.46       1.05      (0.22)
                                                                              -------    -------    -------
LESS DISTRIBUTIONS FROM:
   Net investment income ...................................................    (0.38)     (0.40)     (0.05)
                                                                              -------    -------    -------
Total Distributions ........................................................    (0.38)     (0.40)     (0.05)
                                                                              -------    -------    -------
NET ASSET VALUE, END OF YEAR ...............................................   $11.99     $11.91     $11.26
                                                                              =======    =======    =======
RATIOS/SUPPLEMENTAL DATA:
NET ASSETS, END OF YEAR (000S) .............................................     $363       $218        $14
   Ratio of expenses to average net assets (4) .............................     1.55%      1.55%      1.55%+
   Ratio of net investment income to average net assets ....................     3.18       3.32       3.50+
PORTFOLIO TURNOVER RATE ....................................................       12%        13%        16%
TOTAL RETURN (2) ...........................................................     3.94%      9.43%     (1.88)%++

Note: If Agents of the Fund had not voluntarily agreed to waive all or a portion of their fees for the period, the expenses were not reduced for fees paid indirectly and the Manager had not voluntarily assumed expenses, the net investment income per share and the ratios would have been as follows:

   Net investment income per share .........................................    $0.36*     $0.31*     $0.04*
   Ratio of expenses to average net assets .................................     1.71%      1.74%      1.96%+
   Ratio of net investment income to average net assets ....................     3.01       3.13       3.09+

-------------
(1) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.80% for Class A shares.

(2) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.

(3)  For the period November 19, 2001 (inception date) to December 31, 2001.

(4) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.55% for Class B shares.

* Per share amounts have been calculated using the monthly average shares method.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

Financial Highlights
(continued)


For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

SALOMON BROTHERS NEW YORK TAX FREE BOND FUND
--------------------------------------------------------------------------------
                                                              CLASS 2 SHARES
                                                            ----------------
                                                             2003     2002(1)
                                                            ------    ------
NET ASSET VALUE, BEGINNING OF YEAR .......................  $11.92    $11.72
                                                            ------    ------
INCOME FROM OPERATIONS:
   Net investment income .................................    0.41*     0.18*
   Net realized and unrealized gain ......................    0.08      0.21
                                                            ------    ------
Total Income From Operations .............................    0.49      0.39
                                                            ------    ------
LESS DISTRIBUTIONS FROM:
   Net investment income .................................   (0.41)    (0.19)
                                                            ------    ------
Total Distributions ......................................   (0.41)    (0.19)
                                                            ------    ------
NET ASSET VALUE, END OF YEAR .............................  $12.00    $11.92
                                                            ======    ======
RATIOS/SUPPLEMENTAL DATA:
NET ASSETS, END OF YEAR (000S) ...........................    $636       $37
   Ratio of expenses to average net assets (2) ...........    1.30%     1.30%+
   Ratio of net investment income to average net assets ..    3.38      3.63+
PORTFOLIO TURNOVER RATE ..................................      12%       13%
TOTAL RETURN (3) .........................................    4.18%     3.30%++

Note: If Agents of the Fund, had not voluntarily agreed to waive all or a portion of their fees for the period indicated and the expenses were not reduced for fees paid indirectly, the net investment income per share and the ratios would have been as follows:

   Net investment income per share .......................   $0.40*    $0.17*
   Ratio of expenses to average net assets ...............    1.47%     1.50%+
   Ratio of net investment income to average net assets ..    3.20      3.45+

SALOMON BROTHERS NEW YORK TAX FREE BOND FUND
-------------------------------------------------------------------------------------------
                                                                     CLASS O SHARES
                                                             ------------------------------
                                                              2003       2002        2001(4)
                                                             ------     ------       ------
NET ASSET VALUE, BEGINNING OF YEAR .......................   $11.90     $11.25       $11.59
                                                             ------     ------       ------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income .................................     0.50*      0.52*        0.09*
   Net realized and unrealized gain (loss) ...............     0.08       0.64        (0.33)
                                                             ------     ------       ------
Total Income (Loss) From Operations ......................     0.58       1.16        (0.24)
                                                             ------     ------       ------
LESS DISTRIBUTIONS FROM:
   Net investment income .................................    (0.50)     (0.51)       (0.10)
                                                             ------     ------       ------
Total Distributions ......................................    (0.50)     (0.51)       (0.10)
                                                             ------     ------       ------
NET ASSET VALUE, END OF YEAR .............................   $11.98     $11.90       $11.25
                                                             ======     ======       ======
RATIOS/SUPPLEMENTAL DATA:
NET ASSETS, END OF YEAR (000S) ...........................      $93        $92           $1
   Ratio of expenses to average net assets (5) ...........     0.55%      0.56%        0.53%+
   Ratio of net investment income to average net assets ..     4.20       4.40         4.76+
PORTFOLIO TURNOVER RATE ..................................       12%        13%          16%
TOTAL RETURN (3) .........................................     4.99%     10.54%       (2.04)%++

Note: If Agents of the Fund had not voluntarily agreed to waive all or a portion of their fees for the period, the expenses were not reduced for fees paid indirectly and the Manager had not voluntarily assumed expenses, the net investment income per share and the ratios would have been as follows:

   Net investment income per share .......................    $0.48*     $0.50*       $0.09*
   Ratio of expenses to average net assets ...............     0.71%      0.75%        0.94%+
   Ratio of net investment income to average net assets ..     4.03       4.21         4.35+

----------
(1)  For the period July 19, 2002 (inception date) to December 31, 2002.

(2) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.30% for Class 2 shares.

(3) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.

(4)  For the period October 29, 2001 (inception date) to December 31, 2001.

(5) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.55% for Class O shares.

* Per share amounts have been calculated using the monthly average shares method.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

Financial Highlights
(continued)


For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

SALOMON BROTHERS MID CAP FUND
-------------------------------------------------------------------------------------------
                                                                    CLASS A SHARES
                                                             ------     ------     ------
                                                               2003       2002      2001(1)
                                                             ------     ------     ------
NET ASSET VALUE, BEGINNING OF YEAR .......................   $13.18     $16.47     $13.71
                                                             ------     ------     ------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss ...................................    (0.08)*    (0.06)*    (0.01)*
   Net realized and unrealized gain (loss) ...............     3.79      (3.23)      2.77
                                                             ------     ------     ------
Total Income (Loss) From Operations ......................     3.71      (3.29)      2.76
                                                             ------     ------     ------
NET ASSET VALUE, END OF YEAR .............................   $16.89     $13.18     $16.47
                                                             ======     ======     ======
RATIOS/SUPPLEMENTAL DATA:
NET ASSETS, END OF YEAR (000S) ...........................     $270       $116        $47
   Ratio of expenses to average net assets (2) ...........     1.50%      1.42%      1.36%+
   Ratio of net investment loss to average net assets ....    (0.56)     (0.44)     (0.69)+
PORTFOLIO TURNOVER RATE ..................................       78%        71%        26%
TOTAL RETURN (3) .........................................    28.15%    (19.98)%     3.65%++

Note: If Agents of the Fund had not voluntarily agreed to waive all or a portion of their fees for the period, the expenses were not reduced for fees paid indirectly and the Manager had not voluntarily assumed expenses, the net investment loss per share and the ratios would have been as follows:

   Net investment loss per share .........................   $(0.10)*   $(0.13)*   $(0.04)*
   Ratio of expenses to average net assets ...............     1.60%      1.91%      1.93%+
   Ratio of net investment loss to average net assets ....    (0.66)     (0.93)     (1.26)+

SALOMON BROTHERS MID CAP FUND
----------------------------------------------------------------------------------------------------------
                                                                    CLASS B SHARES
                                                             ----------------------------
                                                              2003       2002      2001(4)
                                                             ------     ------     ------
NET ASSET VALUE, BEGINNING OF YEAR .......................   $13.10     $16.47     $16.31
                                                             ------     ------     ------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss ...................................    (0.19)*    (0.16)*    (0.01)*
   Net realized and unrealized gain (loss) ...............     3.75      (3.21)      0.17
                                                             ------     ------     ------
Total Income (Loss) From Operations ......................     3.56      (3.37)      0.16
                                                             ------     ------     ------
NET ASSET VALUE, END OF YEAR .............................   $16.66     $13.10     $16.47
                                                             ======     ======     ======
RATIOS/SUPPLEMENTAL DATA:
NET ASSETS, END OF YEAR (000S) ...........................     $152       $108        $12
   Ratio of expenses to average net assets (5) ...........     2.25%      1.95%      2.15%+
   Ratio of net investment loss to average net assets ....    (1.31)     (0.99)     (1.50)+
PORTFOLIO TURNOVER RATE ..................................       78%        71%        26%
TOTAL RETURN (3) .........................................    27.18%    (20.46)%     0.98%++

Note: If Agents of the Fund had not voluntarily agreed to waive all or a portion of their fees for the period, the expenses were not reduced for fees paid indirectly and the Manager had not voluntarily assumed expenses, the net investment loss per share and the ratios would have been as follows:

   Net investment loss per share .........................   $(0.20)*   $(0.23)*   $(0.01)*
   Ratio of expenses to average net assets ...............     2.33%      2.42%      2.73%+
   Ratio of net investment loss to average net assets ....    (1.39)     (1.46)     (2.09)+

----------
(1)  For the period November 30, 2001 (inception date) to December 31, 2001.

(2) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.50% for Class A shares.

(3) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.

(4)  For the period December 18, 2001 (inception date) to December 31, 2001.

(5) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 2.25% for Class B shares.

* Per share amounts have been calculated using the monthly average shares method.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

Financial Highlights
(continued)


For a share of each class of beneficial interest outstanding throughout the period ended December 31, unless otherwise noted:

SALOMON BROTHERS MID CAP FUND
-----------------------------------------------------------------------------
                                                             CLASS 2 SHARES
                                                            -----------------
                                                             2003     2002(1)
                                                            ------    ------
NET ASSET VALUE, BEGINNING OF YEAR .......................  $13.15    $16.43
                                                            ------    ------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss ...................................   (0.19)*   (0.04)*
   Net realized and unrealized gain (loss) ...............    3.76     (3.24)
                                                            ------    ------
Total Income (Loss) From Operations ......................    3.57     (3.28)
                                                            ------    ------
NET ASSET VALUE, END OF YEAR .............................  $16.72    $13.15
                                                            ======    ======
RATIOS/SUPPLEMENTAL DATA:
NET ASSETS, END OF YEAR (000S) ...........................    $109       $26
   Ratio of expenses to average net assets (2) ...........    2.25%     1.68%+
   Ratio of net investment loss to average net assets ....   (1.31)    (0.51)+
PORTFOLIO TURNOVER RATE ..................................      78%       71%
TOTAL RETURN (3) .........................................   27.15%   (19.96)%++

Note: If Agents of the Fund had not voluntarily agreed to waive all or a portion of their fees for the period, the expenses were not reduced for fees paid indirectly and the Manager had not voluntarily assumed expenses, the net investment loss per share and the ratios would have been as follows:

   Net investment loss per share .........................  $(0.21)*  $(0.09)*
   Ratio of expenses to average net assets ...............    2.35%     2.27%+
   Ratio of net investment loss to average net assets ....   (1.41)    (1.09)+

SALOMON BROTHERS MID CAP FUND
-----------------------------------------------------------------------------------------
                                                                    CLASS O SHARES
                                                             ----------------------------
                                                              2003       2002      2001(4)
                                                             ------     ------     ------
NET ASSET VALUE, BEGINNING OF YEAR .......................   $13.23     $16.48     $15.07
                                                             ------     ------     ------
INCOME (LOSS) FROM OPERATIONS:
   Net investment loss ...................................    (0.02)*    (0.02)*    (0.01)*
   Net realized and unrealized gain (loss) ...............     3.81      (3.23)      1.42
                                                             ------     ------     ------
Total Income (Loss) From Operations ......................     3.79      (3.25)      1.41
                                                             ------     ------     ------
NET ASSET VALUE, END OF YEAR .............................   $17.02     $13.23     $16.48
                                                             ======     ======     ======
RATIOS/SUPPLEMENTAL DATA:
NET ASSETS, END OF YEAR (000S) ...........................  $20,350    $16,612    $22,935
   Ratio of expenses to average net assets (5) ...........     1.08%      1.07%      1.08%+
   Ratio of net investment loss to average net assets ....    (0.13)     (0.13)     (0.17)+
PORTFOLIO TURNOVER RATE ..................................       78%        71%        26%
TOTAL RETURN (3) .........................................    28.65%    (19.72)%    (6.48)%++

Note: If Agents of the Fund had not voluntarily agreed to waive all or a portion of their fees for the period, the expenses were not reduced for fees paid indirectly and the Manager had not voluntarily assumed expenses, the net investment loss per share and the ratios would have been as follows:

   Net investment loss per share .........................   $(0.06)*   $(0.09)*   $(0.10)*
   Ratio of expenses to average net assets ...............     1.33%      1.54%      2.97%+
   Ratio of net investment loss to average net assets ....    (0.38)     (0.60)     (2.05)+

----------
(1)  For the period May 7, 2002 (inception date) to December 31, 2002.

(2) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 2.25% for Class 2 shares.

(3) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.

(4)  For the period September 10, 2001 (inception date) to December 31, 2001.

(5) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.08% for Class O shares.

* Per share amounts have been calculated using the monthly average shares method.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

--------------------------------------------------------------------------------

Independent Auditors' Report
--------------------------------------------------------------------------------


To the Shareholders and Board of Trustees of the Salomon Funds Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Salomon Brothers National Tax Free Bond Fund, Salomon Brothers California Tax Free Bond Fund, Salomon Brothers New York Tax Free Bond Fund, and Salomon Brothers Mid Cap Fund, each a Series of Salomon Funds Trust as of December 31, 2003, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended December 31, 2000 were audited by other auditors whose report thereon, dated February 1, 2001, expressed an unqualified opinion on the financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Salomon Brothers National Tax Free Bond Fund, Salomon Brothers California Tax Free Bond Fund, Salomon Brothers New York Tax Free Bond Fund, and Salomon Brothers Mid Cap Fund, each a Series of Salomon Funds Trust as of December 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended in conformity with accounting principles generally accepted in the United States of America.


                                                                    /s/ KPMG LLP




New York, New York
February 13, 2004

--------------------------------------------------------------------------------

Additional Information
--------------------------------------------------------------------------------
(unaudited)


INFORMATION ABOUT TRUSTEES AND OFFICERS

The business and affairs of the Salomon Funds Trust ("Trust") are managed under the direction of the Trust's Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. Each Trustee and Officer holds office for his or her lifetime, unless that individual resigns, retires or is otherwise removed. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Trust's transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010).

                                          TERM OF                                          NUMBER OF
                                          OFFICE*                                         PORTFOLIOS
                                            AND                                             IN FUND
                            POSITION(S)   LENGTH                                            COMPLEX          OTHER
                             HELD WITH    OF TIME          PRINCIPAL OCCUPATION(S)        OVERSEEN BY  BOARD MEMBERSHIPS
NAME, ADDRESS AND AGE          TRUST      SERVED           DURING PAST FIVE YEARS           TRUSTEE     HELD BY TRUSTEE
-------------------------- ------------  --------  -------------------------------------  -----------  ----------------------------
NON-INTERESTED TRUSTEES:
Elliott J. Berv              Trustee     Since     President and Chief Operations              37      Board Member,
c/o R. Jay Gerken                        1986      Officer, Landmark City (real estate                 American Identity Corp.
Citigroup Asset Management                         development) (since 2002); Executive                (since 2001) (Consultant
("CAM")                                            Vice President and Chief Operations                 since 1999); Director,
399 Park Avenue, 4th Floor                         Officer, DigiGym Systems (on-line                   Lapoint Industries (since
New York, NY 10022                                 personal training systems) (since 2001);            2002); Director,
Age 60                                             Chief Executive Officer, Rocket City                Alzheimer's Association,
                                                   Enterprises (Internet Service Company)              New England Chapter
                                                   (from 2000 to 2001); President, Catalyst            (since 1998)
                                                   (Consulting) (since 1984)

Mark T. Finn                 Trustee     Since     Adjunct Professor, William & Mary College   37      Former President and
c/o R. Jay Gerken                        1990      (since September 2002); Principal/Member,           Director, Delta
CAM                                                Balvan Partners/Balfour Vantage - Manager           Financial, Inc.
399 Park Avenue, 4th Floor                         and General Partner to the Vantage Hedge            (investment advisory
New York, NY 10022                                 Fund, L.P. (since March 2002);                      firm) (from 1983 to
Age 60                                             Chairman and Owner, Vantage                         1999)
                                                   Consulting Group, Inc. (Investment
                                                   Advisory and Consulting Firm (since
                                                   1988); Vice Chairman and Chief Operating
                                                   Officer, Lindner Asset Management Company
                                                   (Mutual Fund Company) (from 1999 to
                                                   2001); President and Director, Delta
                                                   Financial, Inc. (Investment Advisory
                                                   Firm) (from 1983 to 1999); General
                                                   Partner and Shareholder, Greenwich
                                                   Ventures LLC (Investment Partnership
                                                   (from 1996 to 2001); President, Secretary
                                                   and Owner, Phoenix Trading Co. (Commodity
                                                   Trading Advisory Firm) (from 1997 to 2000)


Stephen Randolph Gross       Trustee     Since     Partner, Capital Investment Advisory        32      Director, United Telesis,
c/o R. Jay Gerken                        2001      Partners (consulting) (since January 2000);         Inc. (telecommunications)
CAM                                                former Managing Director, Fountainhead              (since 1997); Director,
399 Park Avenue, 4th Floor                         Ventures, LLC (consulting) (from 1998 to            eBank.com, Inc. (since 1997);
New York, NY 10022                                 2002); Secretary, Carint N.A. (manufacturing)       Director, Andersen Calhoun,
Age 56                                             (since 1988); former Treasurer, Hank Aaron          Inc. (assisted living) (since
                                                   Enterprises (fast food franchise) (from 1985        1987); former Director,
                                                   to 2001); Chairman, Gross, Collins & Cress,         Charter Bank, Inc. (from
                                                   P.C. (accounting firm) (since 1980); Treasurer      1987 to 1997); former
                                                   Coventry Limited, Inc. (since 1985).                Director, Yu Save, Inc.
                                                                                                       (internet company) (from 1998
                                                                                                       to 2000); former Director,
                                                                                                       Hotpalm, Inc. (wireless
                                                                                                       applications) (from 1998 to
                                                                                                       2000); fomer Director, Ikon
                                                                                                       Ventures, Inc. (from 1997 to
                                                                                                       1998)

                                                                                                                                  47

Additional Information
(unaudited) (continued)

                                             TERM OF                                          NUMBER OF
                                             OFFICE*                                          PORTFOLIOS
                                               AND                                              IN FUND
                             POSITION(S)     LENGTH                                             COMPLEX           OTHER
                              HELD WITH      OF TIME          PRINCIPAL OCCUPATION(S)         OVERSEEN BY   BOARD MEMBERSHIPS
NAME, ADDRESS AND AGE           TRUST        SERVED           DURING PAST FIVE YEARS            TRUSTEE      HELD BY TRUSTEE
--------------------------- -------------   ---------  -------------------------------------  ------------  ------------------------
Diana R. Harrington            Trustee       Since     Professor, Babson College (since 1992)     37        Former Trustee, The
c/o R. Jay Gerken                            1992                                                           Highland Family of
CAM                                                                                                         Funds (from March
399 Park Avenue, 4th Floor                                                                                  1997 to March 1998)
New York, NY 10022
Age 63

Susan B. Kerley                Trustee       Since     Consultant, Strategic Management           37        Director, Eclipse Funds
c/o R. Jay Gerken                            1992      Advisors, LLC/Global Research, Inc.                  (currently supervises 17
CAM                                                    Associates (Investment Consulting)                   investment companies in
399 Park Avenue, 4th Floor                             (since 1990)                                         fund complex)
New York, NY 10022                                                                                          (since 1990)
Age 52

C. Oscar Morong, Jr.**         Trustee       Since     Managing Director, Morong Capital          36        Former Director,
c/o R. Jay Gerken                            1990      Management (since 1993)                              Indonesia Fund (from
CAM                                                                                                         1990 to 1999); Trustee,
399 Park Avenue, 4th Floor                                                                                  Morgan Stanley
New York, NY 10022                                                                                          Institutional Fund
Age 68                                                                                                      (currently supervises 75
                                                                                                            investment companies)
                                                                                                            (since 1993)

Walter E. Robb, III**          Trustee       Since     President, Benchmark Consulting            36        Director, John Boyle &
c/o R. Jay Gerken                            1986      Group, Inc. (since 1991); Sole                       Co., Inc.; (since 1999);
CAM                                                    Proprietor, Robb Associates (since                   Director, Harbor Sweets,
399 Park Avenue, 4th Floor                             1978); Co-Owner, Kedron Design                       Inc. (since 1990);
New York, NY 10022                                     (since 1978); President and Treasurer,               Director, W.A. Wilde &
Age 77                                                 Benchmark Advisors, Inc. (from 1989                  Co.; (since 1982);
                                                       to 2000)                                             Director, Alpha Grainger
                                                                                                            Manufacturing, Inc.;
                                                                                                            Trustee, HFS Family of
                                                                                                            Funds (from 1985 to
                                                                                                            2001); Harvard Club of
                                                                                                            Boston (Audit Committee)
                                                                                                            (since 2001)

INTERESTED TRUSTEE:
R. Jay Gerken***               Chairman      Since     Managing Director of Citigroup Global      221        None
CAM                            and           2002      Markets Inc. ("CGM"); Chairman,
399 Park Avenue, 4th Floor     President               President and Chief Executive Officer
New York, NY 10022                                     of Smith Barney Fund Management LLC
Age 52                                                 ("SBFM"), Travelers Investment Adviser,
                                                       Inc. ("TIA") and Citi Fund Management
                                                       Inc. ("CFM"); President and Chief
                                                       Executive Officer of certain mutual
                                                       funds associated with Citigroup Inc.
                                                       ("Citigroup"); Formerly, Portfolio
                                                       Manager of Smith Barney Allocation
                                                       Series Inc. (from 1996 to 2001) and
                                                       Smith Barney Growth and Income Fund
                                                       (from 1996 to 2000)

Additional Information
(unaudited) (continued)

                                                TERM OF                                           NUMBER OF
                                                OFFICE*                                           PORTFOLIOS
                                                  AND                                               IN FUND
                               POSITION(S)      LENGTH                                              COMPLEX            OTHER
                                HELD WITH       OF TIME          PRINCIPAL OCCUPATION(S)          OVERSEEN BY    BOARD MEMBERSHIPS
NAME, ADDRESS AND AGE             TRUST         SERVED           DURING PAST FIVE YEARS             TRUSTEE       HELD BY TRUSTEE
----------------------------  -------------   ---------  ---------------------------------------  ------------  --------------------
OFFICERS:

Andrew B. Shoup                 Senior Vice     Since     Director of CAM; Senior Vice President      N/A               N/A
CAM                             President       2003      and Chief Administrative Officer of
125 Broad Street, 10th Floor    and Chief                 mutual funds associated with Citigroup;
New York, NY 10004              Administra-               Treasurer of certain mutual funds
Age 47                          tive Officer              associated with Citigroup; Head of
                                                          International Funds Administration of
                                                          CAM (from 2001 to 2003); Director of
                                                          Global Funds Administration of CAM
                                                          (from 2000 to 2001); Head of U.S.
                                                          Citibank Funds Administration of CAM
                                                          (from 1998 to 2000)

Richard L. Peteka               Chief Financial Since     Director of CGM; Chief Financial Officer    N/A               N/A
CAM                             Officer and     2002      and Treasurer of certain mutual funds
125 Broad Street, 11th Floor    Treasurer                 affiliated with Citigroup; Director and
New York, NY 10004                                        Head of Internal Control for CAM U.S.
Age 42                                                    Mutual Fund Administration (from 1999
                                                          to 2002); Vice President, Head of Mutual
                                                          Fund Administration and Treasurer at
                                                          Oppenheimer Capital (from 1996 to 1999)

Andrew Beagley                  Vice President  Since     Director of CGM (since 2000); Director      N/A               N/A
CAM                             and Chief       2002      of Compliance, North America, CAM
399 Park Avenue, 4th Floor      Anti-Money                (since 2000); Chief Anti-Money
New York, NY 10022              Laundering                Laundering Compliance Officer and Vice
Age 40                          Compliance                President of certain mutual funds associated
                                Officer                   with Citigroup; Director of Compliance,
                                                          Europe, the Middle East and Africa, CAM
                                                          (from 1999 to 2000); Compliance Officer,
                                                          Salomon Brothers Asset Management
                                                          Limited, Smith Barney Global Capital
                                                          Management Inc., Salomon Brothers Asset
                                                          Management Asia Pacific Limited (from
                                                          1997 to 1999)

Kaprel Ozsolak                  Controller      Since     Vice President of CGM; Controller of        N/A               N/A
CAM                                             2002      certain mutual funds associated with
125 Broad Street, 11th Floor                              Citigroup
New York, NY 10004
Age 38

Robert I. Frenkel               Secretary       Since     Managing Director and General               N/A              N/A
CAM                                             2000      Counsel of Global Mutual Funds for
300 First Stamford Place                                  CAM and its predecessor (since 1994);
4th Floor                       Chief Legal     Since     Secretary of CFM; Secretary and Chief
Stamford, CT 06902              Officer         2003      Legal Officer of mutual funds associated
Age 48                                                    with Citigroup

----------
  * TRUSTEES ARE ELECTED UNTIL THE TRUST'S NEXT ANNUAL MEETING AND UNTIL THEIR
    SUCCESSORS ARE ELECTED AND QUALIFIED.

 ** RETIRED EFFECTIVE DECEMBER 31, 2003.

*** MR. GERKEN IS AN "INTERESTED TRUSTEE" OF THE TRUST AS DEFINED IN THE
    INVESTMENT COMPANY ACT OF 1940, AS AMENDED, BECAUSE MR. GERKEN IS AN OFFICER
    OF SBFM AND CERTAIN OF ITS AFFILIATES.

                                                                                                                     49

--------------------------------------------------------------------------------

Tax Information
--------------------------------------------------------------------------------
(unaudited)


For Federal tax purposes, the Trust hereby designates for the fiscal year ended December 31, 2003:

      o 99.95% of the dividends paid by National Tax Free Bond Fund from net investment income were tax exempt for regular Federal income tax purposes.

      o 99.67% of the dividends paid by California Tax Free Bond Fund from net investment income were tax exempt for regular Federal income tax and California state income tax purposes.

      o 99.36% of the dividends paid by New York Tax Free Bond Fund from net investment income were tax exempt for regular Federal income tax and New York state income tax purposes.


50
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


--------------------------------------------------------------------------------

Salomon Funds Trust
--------------------------------------------------------------------------------


TRUSTEES
ELLIOTT J. BERV
MARK T. FINN
R. JAY GERKEN, CFA
STEPHEN RANDOLPH GROSS
DIANA R. HARRINGTON
SUSAN B. KERLEY

OFFICERS
R. JAY GERKEN, CFA
      CHAIRMAN AND PRESIDENT
ANDREW B. SHOUP
      SENIOR VICE PRESIDENT AND
      CHIEF ADMINISTRATIVE OFFICER
RICHARD L. PETEKA
      CHIEF FINANCIAL OFFICER AND
      TREASURER
ANDREW BEAGLEY
      VICE PRESIDENT AND
      CHIEF ANTI-MONEY LAUNDERING
      COMPLIANCE OFFICER
KAPREL OZSOLAK
      CONTROLLER
ROBERT I. FRENKEL
      SECRETARY AND
      CHIEF LEGAL OFFICER

INVESTMENT MANAGER
      Salomon Brothers Asset Management Inc
      399 Park Avenue
      New York, NY 10022

DISTRIBUTOR
      Citigroup Global Markets Inc.

TRANSFER AGENT
      Citicorp Trust Bank, fsb.
      125 Broad Street, 11th Floor
      New York, NY 10004

SUB-TRANSFER AGENT
      PFPC Inc.
      P.O. Box 9699
      Providence, RI 02940-9699

CUSTODIAN
      State Street Bank and Trust Company
      225 Franklin Street
      Boston, MA 02110

LEGAL COUNSEL
      Bingham McCutchen LLP
      150 Federal Street
      Boston, MA 02110

Salomon Funds Trust

Salomon Brothers National Tax Free Bond Fund
Salomon Brothers California Tax Free Bond Fund
Salomon Brothers New York Tax Free Bond Fund
Salomon Brothers Mid Cap Fund

The Funds are separate investment funds of the Salomon Funds Trust, a Massachusetts business trust.

SALOMON BROTHERS ASSET MANAGEMENT                              ================
399 Park Avenue                                                    SALOMON
New York, New York 10022                                       ----------------
1-800-SALOMON                                                      BROTHERS
www.sbam.com                                                   ================
                                                               ASSET MANAGEMENT
(C)Citigroup Global Markets Inc.
Member NASD, SIPC
SBTAXANN 12/03 04-6090

ITEM 2.  CODE OF ETHICS.

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The Board of Trustees of the registrant has determined that Stephen Randolph Gross, the Chairman of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Gross as the Audit Committee's financial expert. Mr. Gross is an "independent" Trustee pursuant to paragraph (a)(2) of
         Item 3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

         (a) Audit Fees for Salomon Funds Trust of $78,000 and $75,000 for the years ended 12/31/03 and 12/31/02.

         (b) Audit-Related Fees for Salomon Funds Trust of $0 and $0 for the years ended 12/31/03 and 12/31/02.

         (c) Tax Fees for Salomon Funds Trust of $7,700 and $7,700 for the years ended 12/31/03 and 12/31/02. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Salomon Funds Trust.

         (d) There were no all other fees for Salomon Funds Trust for the years ended 12/31/03 and 12/31/02.

         (e) (1) Audit Committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

              The Charter for the Audit Committee (the "Committee") of the Board of each registered investment company (the "Fund") advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an "Adviser") requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

              The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services;
              (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

              Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

             (2)

         (f)  N/A

         (g) Non-audit fees billed - $100,000 and $1.2 million for the years ended 12/31/2003 and 12/31/2002.

         (h) Yes. The Salomon Funds Trust's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant's independence. All services provided by the Accountant to the Salomon Funds Trust or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

         (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

         (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940
              Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

         (a)(1)  Code of Ethics attached hereto.

         Exhibit 99.CODE ETH

         (a)(2) Attached hereto.

         Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

         Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Funds Trust

By:  /s/ R. Jay Gerken
     R. Jay Gerken
     Chief Executive Officer of
     Salomon Funds Trust


Date:    March 9, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ R. Jay Gerken
         R. Jay Gerken
         Chief Executive Officer of
         Salomon Funds Trust

Date:    March 9, 2004

By:      /s/ Richard L. Peteka
         Richard L. Peteka
         Chief Financial Officer of
         Salomon Funds Trust

Date:    March 9, 2004